UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Lydall, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING

To:    The Owners of Lydall, Inc. Common Stock

You are cordially invited to attend the Annual Meeting of Stockholders.

Location:	Cheney Hall,
177 Hartford Road,
Manchester, CT 06040

Date:	April 24, 2009

Time:	9:00 a.m.

Directions:	Can be found at www.lydall.com

The Annual Meeting of Stockholders will be held for the purposes of:

1.	Electing eight Directors to serve until the next Annual Meeting of Stockholders to be held in 2010;

2.	Amending and Restating the Lydall 2003 Stock Incentive Compensation Plan to increase the maximum number of shares of Common Stock available for issuance under the Plan and to re-approve the performance measures set forth in the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended;

3.	Ratifying the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2009; and

4.	Transacting any other business that may properly come before the meeting.

All stockholders are invited and encouraged to attend the meeting. However, whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote promptly and submit your proxy by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed prepaid envelope. If you decide to attend the Annual Meeting, you have the right to vote in person even if you have previously submitted your proxy.

YOUR VOTE IS IMPORTANT.

Sincerely,

Mary A. Tremblay

Vice President, General Counsel and Corporate Secretary

Manchester, CT

March 19, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2009.

This Proxy Statement, along with the Lydall, Inc. 2008 Annual Report and Form 10-K,

are available free of charge on the following website:

http://investor.shareholder.com/lydall/investorkit.cfm

Proxy Statement

GENERAL

This Proxy Statement of Lydall, Inc. (“Lydall” or the “Company”), a Delaware corporation, is being mailed or otherwise furnished to stockholders on or about March 19, 2009 in connection with the solicitation by the Board of Directors of Lydall of proxies to be voted at the Annual Meeting of Stockholders. The Annual Meeting will be held on April 24, 2009 at 9:00 a.m. at Cheney Hall, 177 Hartford Road, Manchester, CT.

Enclosed with this Proxy Statement is a proxy card on which the Board of Directors requests that you vote in favor of:

•	the election of all nominees for Directors of the Company to serve until the next Annual Meeting of Stockholders in 2010; and

•

Amending and Restating the Lydall 2003 Stock Incentive Compensation Plan (“the Plan”) to increase the maximum number of shares of Common Stock available for issuance under the Plan and to re-approve the performance measures set forth in the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2009.

Options for Voting

1. Telephone.    To vote by telephone, please follow the instructions on the enclosed proxy card. If you vote by telephone, it is not necessary to mail your proxy card.

2. Internet.    To vote on the Internet, please follow the instructions on the enclosed proxy card. If you vote by Internet, it is not necessary to mail your proxy card.

3. Mail.    To vote by mail, please complete, sign and mail the proxy card in the enclosed prepaid envelope.

4. In Person.    If you wish to vote in person, written ballots will be available at the meeting. However, if your shares are held in street name (i.e., in a brokerage account), you must request a proxy from your broker in order to vote at the meeting.

We would appreciate your vote as soon as possible for use at the Annual Meeting or at any adjournments of the Annual Meeting. Properly executed proxies received by Lydall’s Corporate Secretary before the meeting will be voted as directed unless revoked. A proxy may be revoked at any time before it is exercised by: (a) notifying Lydall’s Corporate Secretary in writing; (b) delivering a proxy with a later date; or (c) attending the meeting and voting in person.

Unless you indicate otherwise, shares represented by proxies properly voted by telephone, over the Internet or signed and returned to the Company will be voted “FOR” the nominees for the Board of Directors named in the proxy, “FOR” the amendment and restatement of the 2003 Stock Incentive Compensation Plan, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.

Quorum

Under the applicable provisions of the Company’s Bylaws, the presence, either in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

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Vote Required

The election of Directors requires the affirmative vote of a plurality of the votes cast by the holders of shares who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the matter. In accordance with the Corporate Governance Guidelines, if a nominee for Director who is an incumbent Director does not receive the vote of at least the majority of the votes cast at any meeting for the election of Directors at which a quorum is present and no successor has been elected at such meeting, the Director shall tender his or her resignation. The Corporate Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation, taking into account the Corporate Governance Committee’s recommendation, and publicly disclose (by press release, a filing with the Securities and Exchange Commission (“SEC”) or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The Director who tenders his or her resignation will not participate in the recommendation of the Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent Director’s resignation is not accepted by the Board of Directors, such Director will continue to serve until the next Annual Meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

If a Director’s resignation is accepted by the Board of Directors, or if a nominee for Director is not elected and the nominee is not an incumbent Director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 5.04 of the Company’s Bylaws, or may decrease the size of the Board of Directors pursuant to the provisions of Section 5.02 of the Bylaws and Article 6(a) of the Company’s Restated Certificate of Incorporation.

With respect to all other matters, including approval of the amendment and restatement of the Plan and ratification of the independent auditors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote shall be the act of the stockholders. If, however, the question is one upon which, by express provision of an applicable statute, the Restated Certificate of Incorporation or the Bylaws of the Company, a different vote is required, such express provision shall govern.

For purposes of determining the number of votes cast with respect to the election of Directors, only those votes cast “FOR” all nominees, “WITHHOLD AUTHORITY FOR ALL NOMINEES” or specifying that votes be withheld from one or more designated nominees, or providing the designated proxies with the right to vote in their discretion, are counted. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by stockholders. Abstentions, therefore, will not have any effect on the outcome of the voting for the election of Directors but will have the same effect as a negative vote for all other matters presented to stockholders at the Annual Meeting. If a broker, other holder of record or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. As a result, these so-called “broker non-votes” will not have any effect on the outcome of the voting at the Annual Meeting.

Cost of Solicitation

All costs of solicitation of proxies will be borne by the Company. Other costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material. In addition to solicitations by mail, the Company’s Directors, officers and other employees, without additional remuneration, may solicit proxies by telephone and in person.

Eligibility to Vote

Only holders of record of Lydall’s common stock, par value $.10 per share (“Common Stock”), at the close of business on February 27, 2009 (the “Record Date”) are entitled to vote at the meeting. On that date, there were 16,802,426 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

Other Matters

The Board of Directors does not know of other matters which may come before the meeting. However, if other matters are properly presented at the meeting, it is the intention of the proxy committee to vote, or otherwise to act, in accordance with their judgment on such matters.

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Obtaining Copies

Copies of the Company’s Annual Report on Form 10-K for the fiscal year 2008 may be printed from www.lydall.com or will be provided without charge, upon request. Requests may be directed to the Company at its principal executive offices located at One Colonial Road, P.O. Box 151, Manchester, CT 06045-0151, Attention: Vice President, General Counsel and Corporate Secretary.

Stockholder Proposals and Nominations for Director for the 2010 Annual Meeting of Stockholders

Proposals of stockholders of the Company that are intended to be presented at the Annual Meeting to be held in 2010, and which stockholders desire to have included in the Company’s proxy materials relating to such meeting, must be received by the Company no later than November 19, 2009, which is 120 calendar days prior to the first anniversary of the mailing date for this year’s Proxy Statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement for that meeting.

Under the Company’s Bylaws, no business, including the nomination of persons for election to the Board of Directors of the Company, may be brought before an Annual Meeting of Stockholders, except as set forth in the Notice of the Meeting or as otherwise brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has delivered a timely written notice to the Company containing certain specified information. The notice must contain certain specified information about each item of business that the stockholder proposes for consideration or with respect to each person whom the stockholder proposes to nominate for election or reelection as a Director, whichever the case may be. These requirements are separate and distinct from, and are in addition to, the SEC requirements (described above) that a stockholder must meet in order to have a stockholder proposal included in the Company’s Proxy Statement. To be timely under the Company’s Bylaws, a stockholder’s notice for the 2010 Annual Meeting must be received by the Company on or before February 23, 2010, but no earlier than January 24, 2010 (the “Bylaw Deadline”), which is the period not less than 60 days, nor more than 90 days prior to the first anniversary of the 2009 Annual Meeting.

Any stockholder proposal or nomination which does not comply with the procedures set forth in the Bylaws (including the Bylaw Deadline) will be disregarded, and the stockholder will not be permitted to present the proposal at the Annual Meeting to be held in 2010. A copy of the Bylaw provisions discussed above was filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K dated March 12, 2004 and may be obtained by writing to the Company at its principal executive offices located at One Colonial Road, P.O. Box 151, Manchester, CT 06045-0151, Attention: Vice President, General Counsel and Corporate Secretary.

ELECTION OF LYDALL DIRECTORS

The Corporate Governance Committee of the Board of Directors has selected Mr. Dale G. Barnhart, Ms. Kathleen Burdett, Messrs. W. Leslie Duffy, Esq., Chairman, Matthew T. Farrell, Marc T. Giles, William D. Gurley, Ms. Suzanne Hammett, and Mr. S. Carl Soderstrom, Jr. as nominees for election as Directors of the Company for a term of one year, until the next Annual Meeting. Each nominee is currently serving as a Director.

The only nominee for Director who is a current employee of the Company is the President and Chief Executive Officer, Dale G. Barnhart. The Company intends to maintain its Board with a majority of independent Directors, as required by the applicable rules of the New York Stock Exchange (“NYSE”).

Under the Restated Certificate of Incorporation of the Company, the Board of Directors is empowered to establish the number of Directorships between three and fifteen. The Board of Directors has currently fixed the number of Directorships at eight.

Additional nominations for Director may be made from the floor by stockholders who have complied fully with the advance notice procedures set forth in the Bylaws of the Company; see “Stockholder Proposals and Nominations for Director for the 2010 Annual Meeting of Stockholders” above. It is the intention of the proxy committee to vote only for the Director nominees listed in this Proxy Statement. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors recommends that stockholders vote FOR the election of nominees referred to in this section.

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COMMUNICATIONS WITH DIRECTORS

Stockholders of Lydall and other parties may contact the Chairman of the Board by email at: chairman@lydall.com, and if interested in communicating with the Board, or any Director, may write to them at the following address:

Lydall, Inc.

One Colonial Road

P.O. Box 151

Manchester, CT 06045-0151

Communications are distributed to the Board, or to any individual Directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items which are unrelated to the duties and responsibilities of the Board should be excluded, such as product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management Director upon request.

BOARD OF DIRECTORS

Nominees for election at the April 24, 2009 Annual Meeting to serve for a term of one year or until the 2010 Annual Meeting:

Outside Director Nominees

Kathleen Burdett, 53, was the Vice President and Chief Financial Officer of the former Dexter Corporation until its merger with Invitrogen Corporation in 2000, after which she served as a consultant to Invitrogen through 2002. Ms. Burdett was a member of the Board of Directors of Life Technologies, Inc. from 1995 through 2000 where she chaired the Audit Committee and served as a member of the Executive and Compensation Committees. Ms. Burdett was appointed to the Lydall Board of Directors in June 2003. Ms. Burdett serves as Chair of the Audit Review Committee and is a member of the Corporate Governance Committee.

W. Leslie Duffy, Esq., 69, is the Chairman of the Board of Lydall and a partner in the law firm of Cahill Gordon & Reindel LLP. He has been with that law firm since 1965. He has been a Lydall Director since 1992. He currently serves as a member of the Corporate Governance Committee.

Matthew T. Farrell, 52, is the Executive Vice President Finance and Chief Financial Officer of Church & Dwight Co., Inc., which manufactures and markets a wide range of personal care, household and specialty products under the ARM & HAMMER® brand name and other well-known trademarks. He has held that position since September 2006. Mr. Farrell began his career with KPMG Peat Marwick LLP. He was named an audit partner in 1989. He joined AlliedSignal in 1994 as Director, Corporate Audit, and in 1996, he was appointed Chief Financial Officer of the Specialty Chemicals business. In 2000, Mr. Farrell joined Ingersoll-Rand as Vice President, Investor Relations and Communications and was a member of Ingersoll-Rand’s enterprise leadership team. In 2002, he joined Alpharma, Inc., a specialty pharmaceutical company, as Executive Vice President and Chief Financial Officer. He was appointed to the Lydall Board of Directors in August 2003. Mr. Farrell serves as a member of the Audit Review and the Compensation Committees.

Marc T. Giles, 53, is the President and Chief Executive Officer of Gerber Scientific, Inc., a manufacturer that provides software, computerized manufacturing systems, supplies and services to a wide variety of industries. He has held that position since November 2001. He joined Gerber Scientific, Inc. as Senior Vice President and President of its subsidiary Gerber Technology, Inc. in November 2000. Prior to joining Gerber Scientific, he served in several senior positions in general management and strategy development, mergers and acquisitions and sales and marketing management over the course of 12 years with FMC Corp., a manufacturer of machinery and chemicals. Mr. Giles had been with Norton Co. serving in various sales, marketing and business development roles before joining FMC Corp. Mr. Giles joined the Lydall Board of Directors in 2008 and he serves as a member of the Compensation and Corporate Governance Committees.

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William D. Gurley, 60, is the retired President and Chief Executive Officer of Stanadyne Corporation, an engine components and fuel systems manufacturer, a position he assumed in 1995. During his 21-year career with Stanadyne, he held numerous management positions within that Corporation including Executive Vice President of Marketing, Engineering and Operations. Mr. Gurley was elected as a Director of Stanadyne Corporation in 1989. Mr. Gurley retired from Stanadyne in 2006. Prior to joining Stanadyne, Mr. Gurley was with Garrett Corporation’s Automotive Products Division (now owned by Honeywell) and the Packard Electric Division of General Motors Corporation (now a division of Delphi). He is also a member of the New England Advisory Council of the Federal Reserve Bank of Boston. Mr. Gurley was elected to the Lydall Board of Directors in April 2006. Mr. Gurley currently serves as Chair of the Compensation Committee and as a member of the Corporate Governance Committee.

Suzanne Hammett, 53, is the Executive Vice President and Chief Risk Officer for Capital One NA, a position she assumed in February 2007. Prior to joining Capital One, Ms. Hammett was the Executive Vice President, Chief Risk Officer for the Radian Group Inc., a credit enhancement company, a position she began in July 2005. She is also a former Executive Vice President of J.P. Morgan Chase & Co. During her 26-year career with J.P. Morgan Chase & Co., she held numerous positions within the investment bank including Head of Credit Risk Portfolio. She was Head of Credit Risk Policy for that firm until early 2004. Ms. Hammett became a Lydall Director in January, 2000. She serves as a member of the Audit Review and the Compensation Committees.

S. Carl Soderstrom, Jr., 55, is the former Senior Vice President and Chief Financial Officer of ArvinMeritor, Inc. He had been with that company from 1986 to 2004, and held several senior management positions in engineering, quality, and procurement. Prior to joining ArvinMeritor, Mr. Soderstrom was with General Electric Company and the ALCO Controls Division of Emerson Electric. He was appointed to the Lydall Board of Directors in June 2003. Mr. Soderstrom is the Chair of the Corporate Governance Committee and a member of the Audit Review Committee. He is also a member of the FreightCar America Board of Directors and serves as Chairman of its Audit Committee and as a member of its Nominating and Corporate Governance Committee.

Inside Director Nominees

Dale G. Barnhart, 56, is the President and Chief Executive Officer of Lydall, a position he assumed on August 27, 2007. Prior to joining Lydall’s management, Mr. Barnhart was the Chief Executive Officer of Synventive Molding Solutions. Synventive is a provider of hot runner systems, machine nozzles, temperature controllers and sprue bushings for the injection molding industry. Previous to Synventive Molding Solutions, Mr. Barnhart spent some time as a consultant working with two private equity groups. From 2000 to 2003, he was President of Invensys Climate Control, a $1.2 billion global business unit providing products and services to the heating, ventilating and air conditioning and commercial refrigeration markets. Mr. Barnhart became a Director in October, 2007.

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FISCAL YEAR 2008 DIRECTOR COMPENSATION

Board compensation for Directors during fiscal year 2008 is summarized in the table below:

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kathleen Burdett	38,500	36,013	18,316	—	—	—	92,829
W. Leslie Duffy, Esq.	94,000	36,013	18,316	—	—	—	148,329
Matthew T. Farrell	35,000	36,013	18,316	—	—	—	89,329
Marc T. Giles	17,500	36,013	11,632	—	—	—	65,145
William D. Gurley	35,500	36,013	23,303	—	—	—	94,816
Suzanne Hammett	37,000	36,013	18,316	—	—	—	91,329
S. Carl Soderstrom, Jr.	41,500	36,013	18,316	—	—	—	95,829
Lee A. Asseo (retired )	13,500	—	—	—	—	—	13,500

(1)	The dollar value represents the amount of compensation expense recorded for stock awards and stock option awards in accordance with FAS 123(R).
(2)	The aggregate grant date fair value of fiscal 2008 awards computed in accordance with FAS 123(R) and aggregate number of stock awards and options at year-end are:

Director	Aggregate Grant Date Fair Value of Stock Awards ($)	Aggregate Grant Date Fair Value of Option Awards ($)	Aggregate Number of Option Awards
Kathleen Burdett	36,013	18,187	24,391
W. Leslie Duffy, Esq.	36,013	18,187	35,379
Matthew T. Farrell	36,013	18,187	24,391
Marc T. Giles	36,013	67,289	12,032
William D. Gurley	36,013	18,187	17,741
Suzanne Hammett	36,013	18,187	35,054
S. Carl Soderstrom, Jr.	36,013	18,187	24,391
Lee A. Asseo (Retired)	—	—	434

Meeting Fees

During 2008, all non-employee Directors (“outside Directors”) were paid $1,500 for each meeting of the Board of Directors attended, as well as $1,500 for any standing Committee meetings attended. Telephonic participation fees are $1,000 per meeting.

Stock Options

Under the Plan, outside Directors first being elected to the Board receive an automatic grant of nonqualified stock options covering the lesser of (i) 9,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000. In addition, on each Annual Meeting date, there will be an automatic grant of nonqualified stock options to each outside Director covering the lesser of (i) 3,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $33,333. Therefore, in accordance with the Plan, each outside Director elected at the last Annual Meeting received an automatic grant of nonqualified stock options covering 2,927 shares of Common Stock on April 25, 2008.

Retainers

During 2008, each outside Director received a $36,000 retainer paid in unrestricted shares of Common Stock rounded up to the nearest whole share, payable 50 percent on June 30 and 50 percent on December 31.

In 2008, Audit Review Committee members received an annual cash retainer of $6,000 and the Chairperson received an additional $6,000. This reflects the added responsibilities of this Committee in complying with the Sarbanes-Oxley Act of 2002 and NYSE rules. The Audit Review Committee retainers are paid 50 percent on June 30 and 50 percent on December 31 of each year. The Chairs of the Compensation and Corporate Governance Committees receive a cash retainer of $5,000 paid 50 percent on June 30 and 50 percent on December 31 of each year. An annual cash retainer is paid to the Chairman of the Board in the amount of $75,000, payable monthly in arrears.

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Former Deferred Compensation Plan

From 1991 through 1996, the Company maintained a Deferred Compensation Plan (the “Deferred Compensation Plan”) for outside Directors and the Chairman of the Board. The Deferred Compensation Plan was discontinued in 1996, and no further benefits will accrue thereunder. All benefits are fully vested. All Directors who participated in the Deferred Compensation Plan except one have received a lump-sum cash payment upon the later of the date they ceased to serve as a Director or their attaining 62 years of age. For the remaining Director, W. Leslie Duffy, the total amount of the payment to be made as set forth above will be equal to $30,000. Former Director, Paul S. Buddenhagen, was paid $42,000 in 2008. Under the Plan, there is an automatic grant each year on the date of the Annual Meeting of a nonqualified stock option covering 325 shares of Common Stock to each outside Director of the Company in lieu of any further accruals under the Deferred Compensation Plan.

Inside Director

Mr. Barnhart, as the only Employee Director, does not receive any compensation for his Board activities. His compensation as an executive is disclosed in the Summary Compensation Table.

CORPORATE GOVERNANCE

Pursuant to the Delaware General Corporation Law and the Company’s Bylaws, the Company’s business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. Lydall currently has eight members of the Board and is nominating eight for election as Directors.

Committees

The Board has three standing committees to facilitate and assist the Board in executing its responsibilities. The Committees are the Audit Review Committee, the Compensation Committee and the Corporate Governance Committee. In accordance with NYSE listing standards, each Committee is comprised solely of non-employee, independent Directors. The Board has adopted a charter for each of the three standing committees and Corporate Governance Guidelines that address the makeup and functioning of the Board. The Board has also adopted a code of conduct that applies to all employees, officers and Directors. Links to these materials can be found on Lydall’s website at www.lydall.com. All materials available at www.lydall.com are also available to stockholders in print without charge, upon written request to Lydall, Inc., One Colonial Road, P.O. Box 151, Manchester, CT 06045-0151, Attention: Vice President, General Counsel and Corporate Secretary.

The table below shows current membership and indicates the chairperson* for each of the standing Board committees:

Audit Review Committee	Compensation Committee	Corporate Governance Committee
Kathleen Burdett*	Matthew T. Farrell	Kathleen Burdett
Matthew T. Farrell	Marc T. Giles	W. Leslie Duffy
Suzanne Hammett	William D. Gurley*	Marc T. Giles
S. Carl Soderstrom, Jr.	Suzanne Hammett	William D. Gurley
S. Carl Soderstrom, Jr.*

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The Audit Review Committee focuses its efforts on the following three areas: (i) the adequacy of the Company’s internal controls (including compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002), the financial reporting process, and the integrity of the Company’s financial statements and earnings releases; (ii) the performance of the Company’s internal audit function and the qualifications, independence and performance of the Company’s independent audit function; and (iii) the Company’s compliance with legal and regulatory requirements.

The Audit Review Committee meets periodically with management to consider the adequacy of the Company’s internal controls and its financial reporting process. It also discusses these matters with the Company’s internal auditors, independent auditors, and appropriate Company financial personnel. The Audit Review Committee reviews the Company’s financial statements and discusses them with management and the independent auditors before those financial statements are filed with the SEC.

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The Audit Review Committee meets regularly in private session with the independent auditors, has the sole authority to retain and dismiss the independent auditors, and periodically reviews their performance and independence from management. The independent auditors have unrestricted access to, and report directly to, the Audit Review Committee.

Audit Committee Financial Expert.    The Board has determined that each member of the Audit Review Committee is “financially literate” within the meaning of the NYSE listing standards, is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” for purposes of NYSE listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”).

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The Compensation Committee oversees matters relating to the compensation of the President and Chief Executive Officer, executive officers of the Company and Directors. Its responsibilities include: (i) approving contracts with and compensation for executive officers; and (ii) approving the granting of time-based and performance-based restricted stock awards, stock options and stock awards to key employees pursuant to the Company’s equity and compensation plans. These duties may be delegated to a subcommittee or the Chairman as appropriate. See “Compensation Discussion and Analysis.”

•

The Corporate Governance Committee, which also functions as a nominating committee: (i) considers stockholder-proposed nominees for Director (see “Stockholder Proposals and Nominations and Nominations for Director for the 2010 Annual Meeting of Stockholders” above); (ii) reviews the composition of the Board to determine qualifications and expertise needed; (iii) identifies and selects prospective nominees for Director; (iv) periodically reviews the Company’s Corporate Governance Guidelines; (v) periodically reviews the performance of the Board and its members and makes recommendations to the Board concerning the number, function and composition of the Board’s committees; and (vi) makes recommendations to the Board from time to time as to matters of corporate governance.

Independence Determination

The Board has made its annual determination, concluding that all of the non-employee Directors, including all of those who serve on the above-described committees, are “independent” for purposes of Section 303A of the Listed Company Manual of the NYSE, and that the members of the Audit Review Committee are also “independent” for purposes of Section 10A(m)(3) of the Exchange Act. The Board has adopted categorical independence standards which are set forth in the Company’s Corporate Governance Guidelines (available on www.lydall.com). The Board has determined that each non-employee Director meets those categorical standards. The Board based these determinations primarily on a review of the responses of the Directors and executive officers to questions regarding employment and compensation history, affiliations, family and other relationships, together with an examination of those companies with whom the Company transacts business.

Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is Lydall’s preference to avoid related party transactions.

The Company has a policy in place for review and prior approval of all related party transactions by the Corporate Controller’s Department. In addition, annually, the Corporate Secretary obtains responses of the Directors and executive officers to questions regarding the employment of family and other relationships. Lydall then compiles a list of those companies reported and compares it against the record of companies with whom the Company transacts business, noting the dollar volume of transactions with such companies, if any. The Company then provides a report to the members of the Audit Review Committee, who review the information in conjunction with SEC rules to determine if any transaction requires disclosure.

Based on its review, the Audit Review Committee has determined that the Company did not engage in any related party transactions requiring disclosure during fiscal year 2008.

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Board Attendance

During fiscal year 2008, the Board held 12 meetings and acted by unanimous written consent on three occasions. The Audit Review Committee held seven meetings; the Compensation Committee held seven meetings and acted by unanimous written consent on three occasions, and the Corporate Governance Committee held six meetings. All of the Directors attended at least 75 percent of the total number of meetings of the Board of Directors and the Board committees of which he or she was a member during fiscal year 2008. It is the Board’s practice to meet in executive session without members of management present at every Board meeting held in person. These sessions are presided over by the Chairman or Chairperson.

A Board meeting is scheduled in conjunction with the Company’s Annual Meeting of Stockholders, and in accordance with the Corporate Governance Guidelines, all of the Director nominees are expected to attend the Annual Meeting of Stockholders. All nominees attended last year’s Annual Meeting of Stockholders.

Board Nominations

The Board believes that it should be comprised of Directors with varied, complementary backgrounds, and that Directors should, at a minimum, have expertise that may be useful to the Company. Directors should also possess the highest ethical standing and proven integrity and should be willing and able to devote the required amount of time to the Company’s business. When considering candidates for Director, the Corporate Governance Committee takes into account a number of factors, including the following criteria approved by the Board: (i) whether the candidate is independent under the NYSE independence requirements, the rules and regulations under the Exchange Act, and the independence standards adopted by the Board; (ii) whether the candidate has skills and expertise needed by the Board; (iii) whether the candidate has demonstrated ability and sound judgment; (iv) what the candidate’s prior experience as a corporate Director with public and/or manufacturing companies is; (v) what the candidate’s existing time commitments and obligations are; (vi) whether the number of boards of publicly-traded companies on which the candidate serves exceeds four in addition to the board of the company by which he or she is employed; (vii) what the candidate’s relevant financial expertise is, if the candidate would serve on the Audit Review Committee; and (viii) the size and composition of the existing Board.

The Corporate Governance Committee will consider candidates for Director suggested by stockholders, applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for Director should write to Lydall’s Corporate Secretary at the address set forth above and include:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration;

•	the name and contact information of the candidate;

•	a statement of the candidate’s business and educational experience;

•	information regarding each of the factors listed above, other than the factor regarding Board size and composition, sufficient to enable the Corporate Governance Committee to evaluate the candidate;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

Before nominating a current Director for reelection at an Annual Meeting, the Corporate Governance Committee considers the Director’s performance on the Board and whether the Director’s reelection would be consistent with the Company’s Corporate Governance Guidelines.

When seeking candidates for Director, the Corporate Governance Committee may solicit suggestions from incumbent Directors, management or others. In some cases, the Corporate Governance Committee has employed a search firm to identify appropriate candidates and perform screening interviews and reference checks for candidates, who are then interviewed by the Corporate Governance Committee and presented to the Board if appropriate.

For further information on nominations, see “Stockholder Proposals and Nominations for Director for the 2010 Annual Meeting of Stockholders” above.

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SECURITIES OWNERSHIP OF DIRECTORS, CERTAIN

OFFICERS AND 5 PERCENT BENEFICIAL OWNERS

The following table lists, to the Company’s knowledge, the ownership of Common Stock and the nature of such ownership for: (a) each Director or nominee for Director, (b) each officer named in the Summary Compensation Table who is not reported under (a), (c) all current executive officers and Directors of Lydall as a group, and (d) each person who beneficially owns in excess of 5 percent of the outstanding shares of Common Stock. Unless otherwise noted, each holder has sole voting and dispositive power with respect to the shares listed. Except as otherwise indicated, all information is given as of February 2, 2009.

	Award and Nature of Beneficial Ownership					Percent of Class(2)
Name	Direct		Indirect	Exercisable(1)	Total
(a)
Dale G. Barnhart	69,698		—	8,500	78,198	*

Kathleen Burdett	16,349		—	17,184	33,533	*

W. Leslie Duffy, Esq., Chairman	30,955		—	28,172	59,127	*

Matthew T. Farrell	19,227		—	17,184	36,411	*

Marc T. Giles	6,566		—	—	6,566	*

William D. Gurley	20,442		—	6,784	27,226	*

Suzanne Hammett	19,494		—	27,847	47,341	*

S. Carl Soderstrom, Jr.	16,349		—	17,184	33,533	*

(b)
Thomas P. Smith	18,385		1,500	67,375	87,260	*

Peter V. Ferris	24,277		—	3,500	27,777	*

Kevin T. Longe	29,142		—	13,000	42,142	*

Mary A. Tremblay	25,703		—	31,750	57,453	*

Joseph K. Wilsted	15,205		—	—	15,205	*

(c)
Current Directors and Executive Officers as a Group (16 persons)	337,845		1,500	275,805	615,150	3.7%

(d)
Royce & Associates LLC 1414 Avenue of the Americas New York, NY 10019	1,060,710	(3)			1,060,710	6.3%
Grace & White, Inc. 515 Madison Avenue New York, NY 10022	991,129	(4)			991,129	5.9%
Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	1,365,644	(5)			1,365,644	8.1%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,398,928	(6)			1,398,928	8.3%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	1,603,400	(7)			1,603,400	9.5%
(1)	Exercisable under the Company’s stock incentive compensation plans.
(2)	Indicates that the Director/Officer beneficially owns less than one percent of the outstanding shares of Common Stock.
(3)	As of December 31, 2008 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on January 26, 2009.
(4)	As of December 31, 2008 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on February 4, 2009.
(5)

Based on a Schedule 13G filed with the SEC on February 6, 2009 by Barclays Global Investors, NA (“Barclays”), Barclays Global Fund Advisors (“BG Fund”), Barclays Global Investors, LTD (“BGI LTD”), Barclays Global Investors Japan Limited (“BGI Japan”), Barclays Global Investors Canada Limited (“BGI Canada”), Barclays Global Investors Australia Limited (“BGI Australia”) and Barclays Global Investors (Deutschland) AG (“BGI Germany”). Barclays reports sole voting power with respect to 590,428 shares and sole dispositive power with respect to 615,373 shares; BG Fund reports sole voting power with respect to 549,866 shares and sole dispositive power with respect to 739,706 shares; BGI LTD reports sole voting power with respect to 0 shares and sole dispositive power with respect to 10,565 shares; and BGI Japan, BGI Canada, BGI Australia and BGI Germany report voting and dispositive power with respect to 0 shares. The address for Barclays Fund is 400 Howard Street, San Francisco, California 94105; the address for BGI LTD is Murray House, 1 Royal Mint Court, London, EC3N 4HH, England; the address for BGI Japan is Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo, 150-8402, Japan; the address for BGI Canada is Brookfield Place 161 Bay Street, Suite 2500, Toronto, Canada, Ontario M5J 2S1; the address for BGI Australia is Level 43, Grosvenor Place, 225 George Street, Sydney Australia NSW 1220; and the address for BGI Germany is Apianstrasse 6, D-85774 Unterfohring, Germany.

(6)	As of December 31, 2008 based on information reported in Schedule 13G filed with the Securities and Exchange Commission on February 9, 2009.
(7)

Based on a Schedule 13G filed with the SEC on February 13, 2009, these securities are owned by various individual and institutional investors. T. Rowe Price Small-Cap Value Fund, Inc. owns 1,600,000 shares, representing 9.5 percent of shares outstanding; T. Rowe Price Associates, Inc. (Price Associates) owns 3,400 shares and serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, Directors, persons who own more than 10 percent of a registered class of the Company’s equity securities, and certain entities associated with the foregoing (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 (“Beneficial Ownership Reports”) with the SEC and furnish copies of such reports to the Company. Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the Directors, executive officers and greater than ten percent (10 percent) beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2008 except that due to administrative oversight two Form 4’s (Mona G. Estey and Mary A. Tremblay) were filed one day late. One other late Form 4 filing was for an off-cycle stock option grant to Dale G. Barnhart.

COMPENSATION DISCUSSION AND ANALYSIS

I. Philosophy and Objectives

The Compensation Committee’s (the “Committee”) executive pay philosophy is to maximize stockholder value over the long term with a reasonable compensation structure designed to attract, retain and motivate top talent. The Committee’s objective is to align the interests of management with those of Lydall’s stockholders by basing short- and long-term executive compensation goals and targets on financial performance and by placing a significant portion of executive compensation at risk if financial performance goals are not met. The total direct compensation of the named executives consists of base salary, annual cash incentives, and long-term equity incentives. Base salary provides recognition for an executive’s breadth of responsibilities as well as their experience and overall performance. Annual cash incentives are based on the achievement of key financial objectives in a given year related to operating income and free cash flow at the consolidated and business unit levels. The Free Cash Flow Metric was added to the Bonus Program in 2009 to highlight the importance of managing working capital and the effective use of capital spending. Equity grants focus on the retention of executive officers over a period of time and the alignment of their award to improve Company profitability and shareholder interests over the long term. The Company has added performance-based restricted shares to the equity grant program to demonstrate its commitment to a pay-for-performance compensation philosophy and to reward proven performance that is sustainable.

The Committee’s policy is to target total direct compensation around the 50th percentile of its peer group and survey data for its executives. Cash and equity based incentive programs are tied to the financial performance and stock price of the Company, and therefore may provide value above the 50th percentile when performance is good, and fall below when improvement targets are not achieved.

The Committee uses a variety of comparative tools and outside resources, including industry standards, to gain perspective and context for executive compensation. The Committee also takes into consideration an individual’s experience, qualifications, performance and contribution and oversees the Company’s compensation plans to ensure that executives are compensated fairly and equitably for their contribution to the overall success of Lydall.

II. Compensation Analysis Tools

The Committee uses the following tools to ensure its executive compensation plans are fair and equitable.

A. Tally Sheets — The Committee annually reviews five-year compensation histories of the President and Chief Executive Officer and the other Named Executive Officers (“NEOs”) listed in the Summary Compensation Table. These tally sheets are compiled and updated each year to provide a broad view of each executive’s salary, bonus and equity ownership. Categories reviewed include a five-year history of: base salary, increases, target bonus and actual paid bonuses, perquisites, restricted stock and option grants, employer contributions to the 401(k), personal use of Company vehicle or car allowance, executive insurance premiums, relocation expenses, employee stock purchase plan match and stock ownership. The Committee reviews each executive’s overall performance in relation to the Company’s financial performance and the individual’s responsibilities and achievements. The fairness of each individual’s total compensation compared with other executives within the organization is also reviewed.

B. Company Stock Ownership Analysis — The Committee believes that Lydall’s executives should have a level of stock ownership aligning their interests with the stockholders of the Company. When granting long-term stock incentive awards, the

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Committee primarily looks at the financial performance of the Company, the long-term direction of the business, and the achievements and responsibilities of individual executives. The Committee also considers past awards, realized value of past awards, current stock ownership, the market price of Lydall Common Stock, and exercise prices of outstanding options.

C. Peer Group Compensation Study — The Committee regularly reviews the compensation levels and types of incentive compensation offered by peer companies. Since Lydall competes principally with private companies and divisions of much larger conglomerates, publicly available statistics are difficult to obtain. The Committee retained Watson Wyatt & Company, a compensation consultant, to provide data regarding a small peer group of companies. The peer group was compiled by Watson Wyatt, based on similarities to Lydall and includes companies which are competitors for customers, competitors for talent or competitors for capital (those companies that are considered comparable investment opportunities by Wall Street analysts). Comparable size from a revenue, market capitalization, and employee headcount standpoint were also considered.

Watson Wyatt’s methodology used for identifying the peer companies was to review industry relevance, and was limited to U.S. publicly traded companies of comparable size with similar business operations. As a result of this screening process, 15 companies were selected as appropriate peer companies.1 Watson Wyatt conducted an executive compensation comparison with these peer companies and to increase the reliability of the analysis, supplemented it with executive compensation survey data.

The 2008 Executive Compensation Assessment reviewed the current status of executive compensation for the NEOs, focusing on total value delivered and mix of pay (base salary, bonus and long-term incentives). Watson Wyatt also conducted a “pay-for-performance” analysis to examine the effectiveness of Lydall’s incentive plans. This analysis measures the strength of the alignment between executive compensation and financial or market performance. The conclusions of the Watson Wyatt assessments were that cash compensation (base salary and target bonus) is generally competitive with the 50th percentile of the market, that incentive goals are measuring financial performance, and that a significant portion of cash compensation is tied to financial performance. The study found that long-term incentive compensation is below the market median, and that long-term incentives comprise a smaller portion of an executive’s total pay than is typical in the market. The Committee has introduced and granted performance-based Lydall restricted stock as a long-term incentive in 2009.

Lydall also periodically conducts benchmarking studies using professional compensation analyzing software to compare Lydall’s compensation packages with those of manufacturers with revenues similar to Lydall, and considers market data from the recruiting process. However, the overall financial, strategic and operating results of the Company and the experience, achievements, and responsibilities of particular individuals are given greater weight when setting compensation levels.

D. Current Internal Pay Ratios — Current internal pay ratios between Chief Executive Officer base salary and the average of the base salary for the next four highest paid NEOs were examined and found to be acceptable, at a ratio of 1.7 to 1. The Peer Group median ratio of CEO base salary to the average base salary of the next four highest paid executives is approximately 2.2 to 1.

E. Accumulated Wealth Analysis Showing Gains on Equity Grants — The Committee reviewed the long-term equity based compensation accumulated by the NEOs including the gain/loss based on then current market price with regard to market value of unvested options, market value of vested options, and market value of restricted shares granted.

F. An Analysis of Compensation Which Would Be Paid Under Various Termination Scenarios — The Committee considered a comparative chart showing the total compensation due to each NEO in the event of a termination as of December 31, 2008 (see Benefits by Triggering Event on December 31, 2008 below).

G. Role of Executive Officers and the Board in Setting Compensation — The Committee considers as one factor the recommendations of the President and Chief Executive Officer when setting the salaries and bonus levels for the senior management of the Company. The recommendations of the President and Chief Executive Officer are also considered regarding long-term incentive awards. The Compensation Committee is charged with evaluating the performance of the Chief Executive Officer and making recommendations regarding compensation for approval by the full Board of Directors.

H. Regular Personal Interaction with Key Executives — The Committee regularly interacts with executives and other members of management through presentations at Board meetings.

[1]	The Peer Group of companies reviewed by Watson Wyatt was Ameron International Corporation, Ampco-Pittsburgh Corporation, Badger Meter, Inc., Circor International, Inc., Esco Technologies, Inc., Flanders Corporation, Flow International Corporation, Gentex Corporation, Gorman-Rupp Co., Kadant, Inc., Kaydon Corporation, Material Sciences Corporation, MFRI, Inc., Rogers Corporation, and Standex International Corporation.

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III. Analysis of Components of Compensation

A. Base Salary — The Committee, in addition to the tools described above, considers the following factors in its annual review of executive base salaries:

•	individual and business performance against previously established milestones and business goals;

•	breadth of individual responsibilities;

•	overall contributions by the individual; and

•	adjustments for inflation or promotions.

Mr. Barnhart, who joined the Company as its President and Chief Executive Officer on August 27, 2007, was paid a base salary of $450,000 at the time of his hire and remained at this level through December 31, 2008. The Committee had worked with Watson Wyatt at the time of the CEO hire to set his total cash compensation at a competitive rate near the median compared with the Peer Group. Also considered was the base salary of the outgoing CEO and the ratio between the compensation of the other NEOs and the CEO. The Committee reviewed the compensation of Mr. Barnhart at the end of 2008 and with Board approval has determined that his annual base salary will be increased by 5 percent to $472,500 for 2009. Mr. Barnhart was awarded a 5 percent increase in recognition of his achievement of certain goals and objectives set by the Board for 2007 and 2008. Mr. Barnhart’s goals included the completion of a five-year strategic plan for the Company and ensuring the Company meets the 2008 financial objectives approved by the Board. The five-year strategic plan has been developed by Mr. Barnhart and the senior management team, approved by the Board, and its implementation has begun. The 2008 financial objectives in certain businesses were achieved in spite of the significant challenges facing the global economy and the related markets Lydall serves.

Based on its consideration of the above factors, the Committee approved the following percent increases in base salary for the other NEOs for 2009: Mr. Smith, 0 percent; Mr. Ferris, 3 percent; Mr. Longe, 3 percent; Ms. Tremblay, 2 percent; and Mr. Wilsted, 0 percent.

Mr. Franks and Mr. Ploquin separated from the Company in 2008 but are considered NEOs for that reporting year. Mr. Franks’ annual base salary was $258,000 until his separation on September 19, 2008 as part of the divestment of the Transport business. Upon consummation of the transaction, Mr. Franks received a retention bonus of six months of base salary and a transaction bonus of six months of base salary. The vesting of Mr. Franks’ outstanding options and restricted stock awards was accelerated, and the period during which he may exercise the incentive stock options was extended to six months from his date of termination. Mr. Ploquin’s annual base salary was 228,145 Euros until his separation from the Company on December 18, 2008 due to a reorganization of the Automotive business. The Company entered into a Settlement Agreement with Mr. Ploquin consistent with his employment agreement in the amount of 315,932 Euros, which was primarily comprised of (i) one year of base salary, (ii) a bonus amount equal to the bonus paid for the 2007 Bonus Plan year, (iii) compensation in lieu of holidays, and (iv) car allowance.

B. Bonus2 — In 2008, top management employees were eligible to receive cash bonuses based upon the attainment of specified operating income objectives under the Company’s 2008 Annual Incentive Performance (AIP) program. Target bonus opportunities under the program generally ranged from 15 percent to 50 percent of base compensation with the CEO at 80 percent. The Board of Directors approved the consolidated operating income threshold and the individual business unit operating income threshold, with a goal of meaningful improvement from prior-year results, which is challenging yet achievable with effort.

[2]	Cash Compensation described in this section and paid with respect to 2008 is listed in the Non-Equity Incentive Plan Compensation (Column (g)) of the Summary Compensation Table.

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For Corporate Headquarters participants, a bonus is earned when the consolidated operating income thresholds, as outlined below, are met. For business unit participants, bonus is earned when either the consolidated operating income thresholds or business unit operating income thresholds, as outlined below, are met. Earning a bonus in one category is not contingent on the other.

Payout Earned	Consolidated Operating Income Plan Threshold	Business Unit Operating Income Plan Threshold
50% Payout	80% to 89%	80% to 89%
70% to 97% Payout(1)	90% to 99%	90% to 99%
100% Payout	100%	100%
(1)

Achievement of 90 percent of the respective Plan Threshold results in a 70 percent payout. For each additional 1 percent of the respective Plan Threshold that is achieved (rounded to the nearest whole number), the payout will increase by 3 percent until the 100 percent Plan Threshold is reached.

If the consolidated operating income plan is exceeded, 30 percent of the excess will be allocated to a pool for program participants up to a maximum of 10 percent of the total “target bonus” pool. Corporate Headquarters participants will start earning excess bonus when consolidated operating income exceeds the 100 percent plan threshold. Business unit participants will start earning excess bonus when consolidated operating income exceeds the 100 percent plan threshold, and their respective business unit operating income plan 100 percent threshold has been achieved. The maximum bonus that can be earned by a participant is 1.1x of the individual’s target bonus. The excess pool will be allocated in relation to the participant’s target bonus percentage.

Bonus allocations for NEOs in 2008 were as follows:

	2008 Target Bonus (as a % of base salary)	Consolidated Operating Income Plan	Business Unit Operating Income Plan
CEO	80%	100%	—
CFO	40%	100%	—
General Counsel	35%	100%	—
Former President, Lydall Transport	50%	50%	50%
Other NEOs	40%	50%	50%

In 2008, the Company did not meet 80 percent of its consolidated operating income plan, therefore bonuses at the consolidated level were not earned by the CEO, CFO and General Counsel; however, sign-on bonuses of $75,000 and $150,000 were paid to Mr. Barnhart in 2007 and 2008 respectively, as part of his offer to join the Company. The Performance Materials business unit achieved 90 percent of their Operating Income targets and has earned 70 percent of the business unit bonus allocation. Mr. Longe earned a bonus for 2008 as noted on the Summary Compensation Table. The Charter Medical business unit achieved 100 percent of their Operating Income targets and has earned 100 percent of the business unit bonus allocation. Mr. Ferris earned a bonus for 2008 as noted on the Summary Compensation Table. Mr. Ferris had a portion of his business unit bonus allocation tied to the Affinity business which he also was responsible for managing in 2008. Neither the Affinity nor the Automotive businesses met 80 percent of its operating income plan; therefore, bonuses were not earned by those businesses.

In January 2009, the Compensation Committee approved the Company’s 2009 Annual Incentive Performance (AIP) Program, which is similar to the 2008 program with the exception of the addition of free cash flow objectives. The Free Cash Flow Metric was added to the Bonus Program to highlight the importance of managing working capital and the effective use of capital spending. Target bonus opportunities under the program generally range from 15 percent to 40 percent of base compensation with the CEO at 80 percent. The Board of Directors approved the consolidated operating income and free cash flow thresholds and the individual business unit operating income and free cash flow thresholds, at levels which are challenging, yet achievable with effort.

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2009 Bonus allocations for the NEOs are as follows:

	2009 Target Bonus (as % of base salary)	Consolidated Operating Income Plan	Business Unit Operating Income Plan	Consolidated Cash Flow Plan	Business Unit Cash Flow Plan
CEO	80%	50%	—	50%	—
CFO	40%	50%	—	50%	—
General Counsel	35%	50%	—	50%	—
Other NEOs	40%	25%	25%	25%	25%

C. Equity-Based Long-Term Incentive Compensation — The Committee believes that executives and other employees who are in a position to make a substantial contribution to the long-term success of Lydall and to the building of stockholder value should have a significant stake in the Company. Equity grants focus on the retention of executive officers over a period of time and the alignment of their award to improve Company profitability and shareholder interests over the long term. In 2009, the Company has added performance-based restricted shares to the equity grant program for executives, in addition to time-based restricted shares and incentive stock options, to demonstrate its commitment to a pay-for-performance compensation philosophy and to reward improved performance that is sustainable. Performance-based restricted stock awards are dependent upon Lydall achieving an EPS target at the end of the performance period, which is a three-year period, ending on December 31, 2011 for 2009 share awards. The Committee has established the EPS Minimum, Target, and Maximum for the Performance Period, and will certify its results at the end of the Performance Period. The actual number of Performance Shares that will vest will depend upon the Company’s EPS for the last full year of the Performance Period as compared to the EPS Target.

The vesting percentage of the Performance Shares where performance achievement is between Threshold and Target will be scaled on a linear basis from 80 percent to 100 percent, and the vesting percentage of the Performance Shares where performance achievement is between Target and Maximum will be scaled on a linear basis from 100 percent to 120 percent.

Approximately half of the total employee grants awarded in 2008 was in the form of time-based restricted stock awards and the balance was in the form of stock options. The Committee grants stock awards annually at its December meeting. The exercise price is based on the closing market price of Lydall Common Stock on that date.

Restricted stock awards for 31,000 shares of Lydall Common Stock and stock options covering 27,000 shares were granted to the NEOs in 2008. The aggregate fair value of these awards on the date of grant was $282,854.

Named Executive Officer	Restricted Stock Awards	Stock Options	Total Grant Date Fair Value
Dale G. Barnhart	10,000	5,000	$57,789
Thomas P. Smith	3,000	3,000	20,753
Peter V. Ferris	5,000	3,000	30,033
Kevin T. Longe	5,000	3,000	30,033
Mary A. Tremblay	3,000	3,000	20,753
Joseph K. Wilsted	5,000	10,000	123,493
Former Executive Officer
Bill W. Franks, Jr.	—	—	—
Bertrand Ploquin	—	—	—
Total	31,000	27,000	$282,854

The restricted stock awards and stock options listed above are reflected in Columns (i) and (j), respectively, of the Grants of Plan-Based Awards for 2008 in the Summary Compensation Table below.

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Performance-based restricted stock awards of 66,000 shares of Lydall Common Stock were granted to the NEOs in January 2009, as follows. The aggregate fair value of these awards on the date of grant was $346,500.

Named Executive Officer	Performance-Based Restricted Stock Awards	Total Grant Date Fair Value
Dale G. Barnhart	30,000	$157,500
Thomas P. Smith	4,000	21,000
Peter V. Ferris	10,000	52,500
Kevin T. Longe	10,000	52,500
Mary A. Tremblay	2,000	10,500
Joseph K. Wilsted	10,000	52,500
Total	66,000	$346,500

D. Perquisites — Lydall, in general, does not provide many perquisites to its executives. The President and Chief Executive Officer, other NEOs, and senior executives are eligible to the same extent as all other non-union Lydall employees to participate in the Company’s medical and dental insurance and Company match to the 401(k) and employee stock purchase plans. The attributed costs of the personal benefits for the NEOs are included in Column (i) of the Summary Compensation Table below; the aggregate cost to Lydall of these perquisites for the NEOs totaled $539,573 in 2008.

NEOs receive tax gross-up payments for the executive life insurance premium, any tax preparation services and any applicable relocation expenses, which are intended to eliminate any adverse tax consequences. During 2008, Mr. Barnhart, Mr. Franks, and Mr. Wilsted received relocation benefits including tax gross-up of $207,197, $80,372 and $45,789, respectively.

All domestic NEOs other than Mr. Ferris are currently covered under an Executive Life Program and an Executive Disability Insurance Program. The full amount of the premiums paid by the Company for these benefits is shown in the Summary Compensation Table. If they had died or become disabled on December 31, 2008, the NEOs would have been eligible for the following benefits.

Named Executive Officer	Executive Life Proceeds	Annual Executive Disability Proceeds
Dale G. Barnhart	$1,800,000	$180,000
Thomas P. Smith	$741,603	$102,480
Peter V. Ferris(1)	—	—
Kevin T. Longe	$877,275	$153,252
Mary A. Tremblay	$648,903	$70,596
Joseph K. Wilsted	$885,000	$101,256
Former Executive Officer
Bill W. Franks, Jr.(2)	—	—
Bertrand Ploquin(3)	—	—
(1)	Mr. Ferris’ employment agreement does not provide for Executive Life or Disability Insurance.
(2)

Mr. Franks’ Company-paid Executive Life Policy and Executive Disability Policy ended upon his termination of employment although the premiums were pre-paid through February 12, 2009 and December 27, 2008, respectively.

(3)	Mr. Ploquin’s employment agreement did not provide for Executive Life or Disability Insurance.

E. Retirement Plans — Until June 30, 2006, NEOs employed then earned benefits under the Lydall Pension Plan No. 1A, a defined benefit plan, except Mr. Ploquin who was covered under the French regulatory structure. The benefits under the Pension Plan were frozen as of June 30, 2006, and all active participants were fully vested on that date, regardless of their years of credited service. The normal retirement age is 65, and a reduced early retirement benefit may be elected with ten or more years of service, starting at age 55 with a 50 percent reduction. Service continues to accumulate after June 30, 2006 for early retirement eligibility. Credited service under the Pension Plan cannot exceed actual years of service with the Company. The annual benefit payable at normal retirement, in a single life annuity, is equal to 2 percent of eligible compensation for all years of service from January 1, 1980 through the last payroll period ending before June 30, 2006 (1.75 percent of 1980 compensation for all years before 1980).

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F. 401(k) Plan — All NEOs except Mr. Ploquin were eligible to participate in the Lydall 401(k) Plan on the same basis as all other full-time non-union domestic employees of the Company, subject to IRS annual dollar limits on employee pre-tax contributions and IRS annual compensation limits. The Company matches, as a cash contribution, 100 percent of employee pre-tax contributions up to 6 percent of compensation. The 401(k) matching contributions paid in 2008 to NEOs are detailed in the Summary Compensation Table below.

G. Deferred Compensation — Lydall has no deferred compensation plans in effect at this time.

H. Employment, Severance, Change of Control and Indemnification Agreements — All NEOs have Change of Control provisions in their Employment Agreements which would apply only if they are terminated in connection with a change of control. This is in keeping with the Committee’s philosophy of aligning the interests of management with those of stockholders. Providing change-of-control benefits acts to eliminate, or at least reduce, the reluctance of senior management to pursue opportunities that are in the best interests of stockholders even though they may result in a Change of Control of the Company. In revising the employment agreements for the NEOs in 2007, based on its analysis of value to the Executives and cost to stockholders, the Committee ensured that the agreements in place do not provide for a gross-up of excise taxes.

Indemnification Agreements

The Indemnification Agreements entitle Messrs. Barnhart, Smith, and Ms. Tremblay to the rights of indemnification if, by reason of their Corporate Status (as defined in the agreements) they are, or are threatened to be made, a party to any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) other than a Proceeding by or in the right of the Company. They shall be indemnified against all expenses, judgments, penalties, fines, and amounts paid in settlement by them or on their behalf in connection with such Proceeding providing they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe their conduct was unlawful. To the extent that they are successful on the merits or otherwise in any Proceeding, they shall be indemnified against all expenses actually and reasonably incurred by them or on their behalf in connection therewith. If they are not wholly successful in such Proceeding but are successful on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify them against all expenses actually and reasonably incurred by them or on their behalf in connection with each successfully resolved claim, issue or matter. The Company shall advance all reasonable expenses incurred by them or on behalf of them in connection with any Proceeding within ten days after the receipt by the Company of a statement or statements from them requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. The Indemnification Agreements will continue until the later of: (a) ten years after the date that they shall have ceased to serve as a Director, officer, employee or agent of the Company or (b) the final termination of any Proceeding then pending in respect of which they are granted rights of indemnification or advancement of expenses.

Employment Agreements

Pursuant to the Employment Agreements with Messrs. Barnhart, Smith, Longe, Ms. Tremblay, and Mr. Wilsted, each will continue to serve in their current roles and will be entitled to an annual base salary until the respective NEO is no longer employed by the Company or its subsidiaries.

17

The current agreements with Messrs. Barnhart, Smith, Ferris, and Longe, Ms. Tremblay and Mr. Wilsted provide for the following benefits in the event of their termination, which benefits are in addition to payment of: (i) the NEOs salary earned through the termination date; (ii) any compensation earned under benefit plans that are generally available to all salaried employees; and (iii) reimbursement of business expenses incurred in the ordinary course.

Benefits by Triggering Event on December 31, 2008	Dale G. Barnhart	Thomas P. Smith	Peter V. Ferris	Kevin T. Longe	Mary A. Tremblay	Joseph K. Wilsted
Death
Bonus — Bonus for the year of death equal to a pro rata portion of the average of the three highest annual bonuses earned in the five years preceding year of death	$75,000	$33,636	$—	$53,914	$25,216	$—
COBRA for family for 12 months, less employee contribution	4, 802	11,631	—	11,635	—	11,631
Executive Life Insurance proceeds	1,800,000	741,603	—	877,275	648,903	885,000
Aggregate Total in Event of Death	$1,879,802	$786,870	$—	$942,824	$674,119	$896,631
Disability
Base salary — 12 months, less payments made to NEO under any Company disability programs	$172,500	$24,721	$—	$27,946	$30,031	$73,744
Bonus — Pro rata bonus for the calendar year of termination	—	—	—	40,940	—	—
COBRA(1) for NEO and family for 12 months, less employee contribution	9,523	11,631	—	11,635	—	11,631
Life Insurance(1,2) coverage for 12 months less employee contribution	20,422	4,226	—	6,101	3,601	8,782
Executive Disability Insurance proceeds	180,000	102,480	—	153,252	70,596	101,256
Aggregate Total in Event of Disability	$382,445	$143,058	$—	$239,874	$104,228	$195,413
Cause(3)
No additional benefits	$—	$—	$—	$—	$—	$—
Aggregate Total in Event of Cause(3) Termination	$—	$—	$—	$—	$—	$—
Non-cause Termination or Good Reason(4) Self Quit
Severance — base salary for 12 months(5)	$472,500	$247,201	$245,655	$301,198	$220,627	$295,000
Bonus — in an amount equal to the average of the three preceding years’ annual bonuses earned, paid over 12 months(5)	75,000	33,636	46,298	53,914	25,216	—
COBRA(1) for NEO and family for maximum of 12 months, less employee contribution	9,523	11,631	11,635	11,635	—	11,631
Life Insurance coverage for 12 months less employee contribution(1,2)	20,422	4,226	934	6,101	3,601	8,782
Outplacement services not to exceed $10,000	10,000	10,000	10,000	10,000	10,000	10,000
Aggregate Total in Event of Non-Cause Termination or Good Reason Self Quit	$587,445	$306,694	$314,522	$382,848	$259,444	$325,413
Change of Control Termination Benefit(6)
Severance — Lump-sum severance benefit equal to two times annual base salary plus an average of the three highest annual bonuses earned in the five years preceding year of termination(7)	$1,095,000	$561,674	$583,906	$710,224	$491,686	$590,000
Year of Termination Bonus — equal to a pro rata portion of target bonus opportunity, payable in a lump sum(7,8)	360,000	98,880	95,400	116,970	75,705	58,092
Medical, dental, life and if applicable, long term disability coverage for 24 months under the Company’s plans, for NEO and family, less employee contribution(2)	82,663	44,515	28,594	51,806	14,699	55,285
Stock option/award vesting acceleration(9)	192,425	43,580	63,705	83,830	43,580	28,750
Outplacement services not to exceed $10,000	10,000	10,000	10,000	10,000	10,000	10,000
Car allowance for 24 months; Ferris for 12 months(5)	24,000	19,200	8,340	19,200	17,304	19,200
Aggregate Total in Event of Change of Control	$1,764,088	$777,849	$789,945	$992,030	$652,974	$761,327
(1)	Both COBRA and life insurance are limited to 12 months or until the date eligible for other coverage under another employer.
(2)	If applicable insurance coverage is not available for the NEO, the Company must arrange alternate coverage at a cost not to exceed 125 percent of the Company’s group coverage cost.
(3)

Cause is defined as (i) act or acts of dishonesty or fraud resulting or intended to result directly or indirectly in substantial gain or personal enrichment to which the executive was not legally entitled at the expense of the Company or any of its subsidiaries; (ii) willful material breach by executive of his or her duties or responsibilities resulting in demonstrably material injury to the Company or any of its subsidiaries; (iii) conviction of a felony or any crime of moral turpitude; (iv) habitual neglect or insubordination where executive has been given written notice but has failed to cure (where susceptible to cure) within 30 days following such notice; or (v) material breach by executive of his or her obligations under any non-compete agreements.

(4)

Good reason is defined as: without the Executive’s written consent i) a significant reduction in the scope of the NEO’s authority, functions, duties or responsibilities; ii) any reduction in the NEO’s base salary, other than an across-the-board reduction; iii) any material breach by the Company of any provision of the Agreement without the NEO having committed any material breach of the NEO’s obligations, which breach is not cured within 30 days following written notice to the Company of such breach. Mr. Ferris does not have a Good Reason clause.

18

(5)	If a NEO is covered by 409A, the first six months will be paid in a lump sum six months after termination date, with the remainder paid monthly.
(6)

These benefits are paid if termination occurs within 18 months of a Change of Control, defined as (i) beneficial ownership by a third party of at least 25 percent of total voting power of all classes of stock of the Company; (ii) the election to the Board of a majority of Directors who were not approved by a majority of the current Directors; (iii) a stockholder approved liquidation of the Company, or merger or consolidation of the Company; or (iv) a sale or disposition of all or substantially all of the assets of the Company. Prior to any benefits being paid, the NEO must execute a Release. The Agreement also provides that the Company shall pay all reasonable attorneys’ fees incurred by the NEO in seeking to enforce any right under the Agreement if and to the extent that the NEO substantially prevails.

(7)	If a NEO is covered by 409A, payment will be in a lump sum six months after termination date.
(8)	If there is no expected bonus opportunity in the year of termination, a bonus shall be paid equal to a pro rata portion of the prior year’s awarded bonus.
(9)	Under the Stock Incentive Compensation Plans, vesting of options and restricted stock awards would be accelerated for all optionees in the event of a change of control.

IV. Equity Ownership Requirements

Lydall’s Board of Directors believes that further linking the personal financial interest of the President and Chief Executive Officer and Directors to the Company’s success gives them a greater stake in the Company and aligns the interests of the Company’s Directors and officers with stockholders. This in turn results in long-term management for the benefit of stockholders. The Board has established the following minimum stock-ownership guidelines:

•	Non-employee Directors: holding stock equal in cost to four times their current annual retainer

•	President and Chief Executive Officer: holding stock equal in cost to two times his current base salary

Stock ownership levels should be achieved within five years of becoming subject to these guidelines. The Compensation Committee has the authority to waive this requirement.

V. Accounting and Tax Treatments

The Committee does not believe that the deductibility limitation in Section 162(m) of the Internal Revenue Code of 1986 as amended has a material impact on Lydall because no individual executive of the Company received more than $1 million in taxable compensation during 2008.3 The Committee monitors the applicability of this requirement with the objective of achieving deductibility to the extent appropriate.

With regard to tax gross-ups for executives, for 2008 NEOs received an aggregate benefit equal to $88,052. The Committee considers this amount to be immaterial to the financial position of the Company but an important benefit to its executives.

[3]	The compensation shown in the Summary Compensation Table includes more than taxable compensation.

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION4

The Compensation Committee (the “Committee”) is composed of independent Directors, as defined under NYSE listing standards and applicable laws. The Committee was appointed by the Board and chartered to oversee the compensation of Lydall executives and Directors and to review and approve all incentive programs of the Company. The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

A link to the Compensation Committee’s charter can be found on www.lydall.com.

Matthew T. Farrell

Marc T. Giles

William D. Gurley, Chairman

Suzanne Hammett

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation Committee are independent Directors (under NYSE listing standards). No executive officer of the Company has served as a Director or a member of a compensation committee of another company, where any member of the Compensation Committee is an executive officer.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options and rights under all of the Company’s existing equity compensation plans as of December 31, 2008 and other equity compensation granted without stockholder approval.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted average exercise price of outstanding options, warrants and rights (b) ($)	Number of Securities remaining available for issuance under equity compensation plans (excluding securities reflected in Column (a) (c) (#)(1)(2)
Equity compensation plans approved by security holders	831,693	9.72	187,931
(1)	The number of securities remaining available for issuance at December 31, 2008 includes 121,926 shares that may be issued as restricted stock, performance shares and other stock awards.
(2)	The number of securities remaining available for issuance will be increased to 1,187,931 if the proposal to amend and restate the Plan described herein is approved by Stockholders.

[4]	This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such statutes.

20

Fiscal Year 2008 Summary Compensation Table

The following table shows the compensation awarded to, earned by or paid to the NEOs for the fiscal years 2008, 2007 and 2006.

As shown below, salary, bonus and amounts paid under the Non-Equity Incentive Plan Compensation for Messrs. Barnhart, Smith, Ferris, Franks, Longe, Ploquin, Ms. Tremblay and Mr. Wilsted as a percentage of total compensation were approximately 60 percent, 74 percent, 82 percent, 66 percent, 76 percent, 37 percent, 73 percent and 67 percent, respectively. Stock awards and options as a percentage of total compensation were approximately 12 percent, 11 percent, 11 percent, 15 percent, 16 percent, 5 percent, 12 percent and 5 percent, respectively.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dale G. Barnhart, President and Chief Executive Officer	2008	454,154	150,000	80,436	45,507	—	—	278,460	1,008,557
	2007	157,500	75,000	12,373	8,025	75,000	—	23,050	350,948
	2006	—	—	—	—	—	—	—	—
Thomas P. Smith, Vice President, Chief Financial Officer and Treasurer	2008	249,102	—	17,006	18,819	—	9,792	43,012	337,731
	2007	241,090	57,512	10,051	14,927	56,832	(1,640)	38,886	417,658
	2006	230,241	—	652	10,571	44,077	9,423	34,313	329,277
Peter V. Ferris, Subsidiary President	2008	240,555	—	20,313	14,686	33,390	—	23,172	332,116
	2007	226,177	—	6,578	3,795	90,000	—	21,298	347,848
	2006	25,962	—	370	195	2,596	—	—	29,123
Bill W. Franks, Jr., Former President, Lydall Transport	2008	192,508	258,000	50,534	49,223	—	19,648	112,146	682,059
	2007	258,992	62,545	16,088	25,521	—	(3,346)	56,033	415,833
	2006	250,331	—	924	15,911	37,527	9,945	34,962	349,600
Kevin T. Longe, Subsidiary President	2008	294,944	—	36,034	36,800	40,940	3,257	30,701	442,676
	2007	279,893	67,535	17,794	23,730	111,400	(663)	17,871	517,560
	2006	270,301	—	1,109	15,911	32,417	10,528	29,912	360,178
Bertrand Ploquin,(6) Former Managing Director-Lydall Gerhardi and President, Lydall Thermique/Acoustique SAS	2008	323,770	—	23,058	24,937	—	—	512,009	883,774
	2007	303,175	73,570	16,931	22,942	56,912	—	135,397	608,927
	2006	269,897	—	1,109	15,911	121,454	—	52,456	460,827
Mary A. Tremblay, Vice President, General Counsel & Corporate Secretary	2008	218,098	—	17,006	18,237	—	14,341	30,766	298,448
	2007	210,954	50,003	10,051	14,880	42,116	(4,559)	26,992	350,437
	2006	200,205	—	652	10,571	33,532	6,685	24,298	275,943
Joseph K. Wilsted, Subsidiary President	2008	154,308	—	6,439	6,040	—	—	64,586	231,373
	2007	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—

(1)

Agreements with Messrs. Smith, Franks, Longe, Ploquin and Ms. Tremblay provided for a cash bonus of three months’ base salary paid in 2007. Mr. Barnhart’s offer letter provided for a sign-on bonus of $225,000 with $75,000 paid in 2007 and $150,000 paid in 2008. Mr. Franks was paid a transaction bonus of $129,000 and a retention bonus of $129,000 in 2008.

(2)

The amounts in Columns (e) and (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R), of awards issued under the Plan and thus include amounts from awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are included in Footnote 12 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the SEC.

(3)

The amounts in Column (g) reflect amounts payable under the Company’s Annual Incentive Performance Program, which are in the form of an annual bonus. Please refer to Item III.B. of the Compensation Discussion and Analysis for additional information related to the Bonus Program.

(4)

The interest rate and mortality assumptions used to compute the change in pension shown in Column (h) are the same as used in the Company’s financial statements, except no pre-retirement decrements are reflected in these calculations.

(5)	The amounts shown in Column (i) for 2008 are comprised of the following:
Barnhart: Car allowance and personal gas usage ($13,149), tax gross-ups ($15,051), executive disability insurance premium ($8,004), supplemental life insurance premium ($20,374), relocation expense ($166,504), relocation tax gross-up ($40,693), tax preparation fees ($885), and 401(k) Plan match ($13,800)

21

Smith: Personal use of Company-leased vehicle ($16,594), tax gross-ups ($3,411), executive disability insurance premium ($3,474), Employee Stock Purchase Plan match ($600), supplemental life insurance premium ($4,178), club membership ($315), tax preparation fees ($640), and 401(k) Plan match ($13,800)
Ferris: Personal use of Company-leased vehicle ($9,273), club reimbursement ($99), and 401(k) Plan match ($13,800)
Franks: Tax gross-ups ($5,974), executive disability insurance premium ($3,003), supplemental life insurance premium ($4,927), relocation expense ($75,725), relocation tax gross-up ($4,647), tax preparation fees ($4,070), and 401(k) Plan match ($13,800)
Longe: Personal use of Company-leased vehicle and car allowance ($3,142), tax gross-up ($3,472) executive disability insurance premium ($3,394), Employee Stock Purchase Plan match ($600), supplemental life insurance premium ($6,053), club reimbursement ($240), and 401(k) Plan match ($13,800)
Ploquin: Personal use of Company-leased vehicle ($19,701), tax preparation fees ($4,269), supplemental life insurance premium ($1,491), severance benefits ($462,362), and unemployment insurance ($24,186)
Tremblay: Personal use of Company-leased vehicle ($8,504), tax gross-up ($2,515), executive disability insurance premium ($1,794), Employee Stock Purchase Plan match ($600), supplemental life insurance premium ($3,553), and 401(k) Plan match ($13,800)
Wilsted: Car allowance and personal gas usage ($5,417), tax gross-up ($1,634), executive disability insurance premium ($1,498), Employee Stock Purchase Plan match ($250), supplemental life insurance premium ($2,170), club membership ($100), relocation expense ($35,134), relocation tax gross-up ($10,655), and 401(k) Plan match ($7,728).
(6)

All cash compensation is paid to Bertrand Ploquin in Euros. For purposes of this table, the amounts were converted into U.S. dollars using an annual average exchange rate for 2008 of 0.6833, 2007 of 0.7306, and 2006 of 0.7966.

Grants of Plan-Based Awards For 2008

The following table provides information regarding stock options, restricted shares and cash incentive awards granted during 2008 to the NEOs listed in the Summary Compensation Table. The Company did not grant any performance-based equity awards in 2008. In assessing these values, it should be kept in mind that no matter what theoretical value is placed on a stock option or restricted stock award on the date of grant, its ultimate value will be dependent on the market value of the Company’s stock at a future date, and that value will depend on the efforts of such executives to foster the future success of the Company for the benefit of not only the executives, but all stockholders.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (2) (#) (i)	All Other Option Awards: Number of Securities Underlying Options (3) (#) (j)	Exercise or Base Price of Option Awards(4) ($/share) (k)	Grant Date Fair Value of Stock and Option Awards(5) ($) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Dale G. Barnhart		180,000	360,000	396,000
	12/9/2008								5,000	4.64	11,389
	12/9/2008							10,000			46,400
Thomas P. Smith		49,440	98,880	108,768
	12/9/2008								3,000	4.64	6,833
	12/9/2008							3,000			13,920
Peter V. Ferris		47,700	95,400	104,940
	12/9/2008								3,000	4.64	6,833
	12/9/2008							5,000			23,200
Kevin T. Longe		58,485	116,970	128,667
	12/9/2008								3,000	4.64	6,833
	12/9/2008							5,000			23,200
Mary A. Tremblay		37,853	75,705	83,276
	12/9/2008								3,000	4.64	6,833
	12/9/2008							3,000			13,920
Joseph K. Wilsted		59,000	118,000	129,800
	8/6/2008								10,000	12.75	59,743
	8/6/2008							5,000			63,750

(1)

The amounts shown as Estimated Future payouts Under Non-Equity Incentive Award Plans represent potential cash payouts to the named persons under the Performance Bonus Program for salaried employees with respect to Company and individual performance during 2008. Under the terms of the Bonus Program, for Corporate headquarters participants, a bonus is earned when the consolidated operating income thresholds are met. For business unit participants, bonus is earned when either the consolidated operating income thresholds or business unit operating income thresholds are met. The amount shown in the “threshold” column represents the amount payable upon the achievement of the minimum consolidated operating income threshold and respective individual business unit operating income threshold. The amount shown in the “target” column represents the amount payable at one times the target bonus opportunity. Under the terms of the Bonus Program, the maximum payout is one hundred and ten percent of the individual’s target bonus. See the “Fiscal Year 2008 Summary Compensation Table” above for amounts actually paid.

(2)	The amounts shown in Column (i) reflect the number of shares of restricted stock granted to each NEO under the Plan.
(3)	The amounts shown in Column (j) reflect the number of option awards granted to each NEO as incentive stock option awards under the Plan.
(4)

The amounts shown in Column (k) represent the exercise price of the stock option award granted to each NEO in Column (j) under the 2003 Plan. This amount is the price per share the NEO will pay to purchase each option once it has become exercisable.

(5)

The amounts shown in Column (l) represent the fair value of the restricted stock at the closing price on the grant date, and stock option awards on the grant date, using the Black-Scholes pricing model.

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Outstanding Equity Awards at Fiscal Year-End 2008

The following table provides a list of outstanding equity awards for each NEO as of December 31, 2008.

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (1) (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (1) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Dale G. Barnhart							15,000	86,250
Dale G. Barnhart	7,500		22,500		11.12	10/23/2017
Dale G. Barnhart	1,000		3,000		9.70	12/02/2017
Dale G. Barnhart							7,500	43,125
Dale G. Barnhart			5,000		4.64	12/08/2018
Dale G. Barnhart							10,000	57,500
Thomas P. Smith	4,000				9.75	5/09/2010
Thomas P. Smith	12,500				9.88	12/11/2010
Thomas P. Smith	663	*			9.85	12/11/2011
Thomas P. Smith	24,337				9.85	12/11/2011
Thomas P. Smith	2,646	*			11.46	10/21/2013
Thomas P. Smith	3,354				11.46	10/21/2013
Thomas P. Smith	10,000	*			11.08	12/07/2014
Thomas P. Smith	7,500		2,500		7.65	12/06/2015
Thomas P. Smith	1,500		1,500		10.87	12/06/2016
Thomas P. Smith							1,750	10,063
Thomas P. Smith	875		2,625		9.70	12/02/2017
Thomas P. Smith							2,250	12,938
Thomas P. Smith			3,000		4.64	12/08/2018
Thomas P. Smith							3,000	17,250
Peter V. Ferris	1,000		1,000		10.87	12/06/2016
Peter V. Ferris							1,000	5,750
Peter V. Ferris	2,500		7,500		9.70	12/02/2017
Peter V. Ferris							4,500	25,875
Peter V. Ferris			3,000		4.64	12/08/2018
Peter V. Ferris							5,000	28,750
Bill W. Franks, Jr.	7,500				11.19	1/14/2009
Bill W. Franks, Jr.	705	*			9.88	12/11/2010
Bill W. Franks, Jr.	7,425	*			9.85	9/19/2011
Bill W. Franks, Jr.	16,646	*			11.46	9/19/2009
Bill W. Franks, Jr.	3,354				11.46	3/19/2009
Bill W. Franks, Jr.	15,000	*			11.08	9/19/2009
Bill W. Franks, Jr.	11,250				7.65	3/19/2009
Bill W. Franks, Jr.	5,000				10.87	3/19/2009
Kevin T. Longe	7,500		3,750		7.65	12/06/2015
Kevin T. Longe	2,500		2,500		10.87	12/06/2016
Kevin T. Longe							3,000	17,250
Kevin T. Longe	3,000		9,000		9.70	12/02/2017
Kevin T. Longe							6,000	34,500
Kevin T. Longe			3,000		4.64	12/08/2018
Kevin T. Longe							5,000	28,750
Bertrand Ploquin	750				11.19	1/14/2009
Bertrand Ploquin	1,500				7.19	3/18/2009
Bertrand Ploquin	2,500				9.88	3/18/2009
Bertrand Ploquin	3,500				9.85	3/18/2009
Bertrand Ploquin	5,000				11.46	3/18/2009
Bertrand Ploquin	10,632	*			11.08	12/18/2009
Bertrand Ploquin	4,368				11.08	3/18/2009
Bertrand Ploquin	11,250				7.65	3/18/2009
Bertrand Ploquin	2,500				10.87	3/18/2009
Bertrand Ploquin	875				9.70	3/18/2009
Mary A. Tremblay	4,500				11.19	1/14/2009
Mary A. Tremblay	7,000				9.85	12/11/2011
Mary A. Tremblay	5,000				11.46	10/21/2013
Mary A. Tremblay	6,410	*			11.08	12/07/2014
Mary A. Tremblay	3,590				11.08	12/07/2014

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	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (1) (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (1) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Mary A. Tremblay	7,500	2,500		7.65	12/06/2015
Mary A. Tremblay	1,500	1,500		10.87	12/06/2016
Mary A. Tremblay						1,750	10,063
Mary A. Tremblay	750	2,250		9.70	12/02/2017
Mary A. Tremblay						2,250	12,938
Mary A. Tremblay		3,000		4.64	12/08/2018
Mary A. Tremblay						3,000	17,250
Joseph K. Wilsted		10,000		12.75	8/5/2018
Joseph K. Wilsted						5,000	28,750

(1)	In general, the option and stock awards listed above vest at a rate of 25 percent per year over four years and expire in ten years.
(2)

The amount shown in Column (h) represents the value of the shares listed in Column (g). The value was determined by multiplying the number of shares listed in Column (g) by the fair market value of the Company stock on December 31, 2008.

*	Denotes a non-qualified option.

Option Exercises and Stock Vested For 2008

The following table shows stock option exercises and vesting of restricted stock awards by the NEOs during 2008, including the aggregate value of gains on the date of exercise and stock acquired on vesting and the value realized on vesting.

	Option Awards		Stock Awards
Named Executive Officer (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (1) (#) (d)	Value Realized on Vesting (2) ($) (e)
Dale G. Barnhart	—	—	7,500	38,300
Thomas P. Smith	—	—	1,625	8,450
Peter V. Ferris	—	—	2,000	10,400
Kevin T. Longe	—	—	3,500	18,200
Mary A. Tremblay	—	—	1,625	8,450
Joseph K. Wilsted	—	—	—	—

Former Named Executive Officer
Bill W. Franks, Jr.	—	—	3,750	38,287
Bertrand Ploquin	—	—	2,375	12,350

(1)	The amount shown in Column (d) represents the number of shares of stock received in 2008 pursuant to the vesting of restricted stock awards. All awards were granted under the Plan.
(2)

The amount shown in Column (e) represents the fair value of the shares listed in Column (d). The fair value was determined by multiplying the number of shares listed in Column (d) by the fair market value of the Company stock on the date the shares vested.

Nonqualified Deferred Compensation for 2008

As mentioned in the Compensation Discussion and Analysis above, the Company does not offer a Deferred Compensation program for its executive officers at this time.

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Pension Benefits for 2008

The following table summarizes the actuarial present value of accumulated benefits payable to each NEO under the Company’s Pension Plan, including the number of years of service credited to each. As stated in the Compensation Discussion and Analysis, benefits under the Lydall Pension Plan No. 1A (the “Pension Plan”) were frozen as of June 30, 2006, and credited service is determined as of the last payroll period ending before June 30, 2006. Interest rate and mortality assumptions used to compute the present value of benefits are the same as used in the Company’s financial statements, except no pre-retirement decrements are reflected in these calculations. The assumed retirement age is 65, the normal retirement age as defined in the Pension Plan. Please see the Compensation Discussion and Analysis for additional information.

Named Executive Officer (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Dale G. Barnhart	—	—	—	—
Thomas P. Smith	Lydall Pension Plan No. 1A	6.17	106,435	—
Peter V. Ferris	—	—	—	—
Kevin T. Longe	Lydall Pension Plan No. 1A	1.75	34,806	—
Mary A. Tremblay	Lydall Pension Plan No. 1A	14.67	149,334	—
Joseph K. Wilsted	—	—	—	—

Former Executive Officer
Billy W. Franks Jr.	Lydall Pension Plan No. 1A	17.92	213,286	—
Bertrand Ploquin	—	—	—	—

Amendment and Restatement of the Lydall 2003 Stock Incentive Compensation Plan

The Company’s pay-for-performance philosophy has led to the addition of performance-based restricted shares to executives, linking their compensation to the long-term performance of the Company. This change in equity compensation will require a significant portion of the shares under the Plan. Stockholders are being asked to approve an increase of shares available for issuance under the Lydall 2003 Stock Incentive Compensation Plan because there are only 106,331 shares remaining for future grants. This Board believes the pay-for-performance approach to equity compensation is in the best interests of the stockholders.

Background

Stockholders first approved the Lydall 2003 Stock Incentive Compensation Plan (the “Plan”) at the Annual Meeting of Stockholders held on May 8, 2003. As originally approved by stockholders, the Plan authorized the issuance of an aggregate of 1,500,000 shares of Common Stock pursuant to grants and awards under the Plan, no more than 1,000,000 of which may be issued pursuant to stock options that are intended to be “incentive stock options” and no more than 300,000 of which may be issued as restricted stock, performance shares and other stock awards combined.

The Plan was amended and restated in its entirety at the Annual Meeting of Stockholders held on April 26, 2007. As amended and restated, the overall limitation on the maximum number of shares of Common Stock that may be issued as restricted stock, performance shares and other stock awards was increased from 300,000 to 600,000 shares in order to permit the Company to grant a mix of awards more heavily weighted toward restricted stock and performance shares.

As of February 5, 2009, only 106,331 shares of Common Stock remained available for future grants and awards under the Plan (excluding any additional shares that might become available as a result of future forfeitures, expirations or other terminations of awards under the Plan), of which 37,601 shares may be issued as restricted stock, performance shares and other stock awards. Through such date, an aggregate of 523,050 shares are reserved for issuance pursuant to outstanding stock option grants to employees under the Plan, an aggregate of 153,909 shares have been issued pursuant to stock option awards previously granted to employees under the Plan, an aggregate of 445,710 shares of restricted and performance shares have been issued to employees under the Plan, and an aggregate of 271,000 shares have been or will be issued pursuant to automatic awards of stock and stock options to non-employee Directors in exchange for their service as members of the Board of Directors. The Board of Directors has determined that it is in the best interests of the Company and its stockholders to increase the maximum number of shares of Common Stock that may be issued under the Plan to ensure that the Company maintains the ability in the future to continue to

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attract and retain highly qualified individuals to serve as Directors, officers and other employees of the Company by providing adequate incentives through the issuance of stock awards under the Plan.

As originally approved by stockholders in 2003 and as re-approved by stockholders in 2007, the Plan is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder. This preserves the tax deductibility of amounts payable under the Plan to the Company’s chief executive officer and the other named executive officers whose compensation is reported in this Proxy Statement to the extent that such amounts are structured to qualify as “performance-based” compensation under Section 162(m).

Section 162(m) of the Code generally denies a publicly held corporation a deduction from taxable income for covered compensation in excess of $1,000,000 paid in any taxable year to the chief executive officer or other named executive officers whose compensation is reported in this Proxy Statement. Covered compensation does not include amounts payable upon the attainment of performance targets established by a Compensation Committee consisting solely of outside Directors if the material terms of the compensation are approved by the Company’s stockholders. If the Compensation Committee has the authority to change the performance targets, the “performance-based” compensation provisions must be approved at least once every five years.

In order to extend the time during which certain awards granted to the chief executive officer or other named executive officers whose compensation is reported in this Proxy Statement may continue to be characterized as “performance-based” compensation, the Company is submitting the “performance-based” compensation provisions of the Plan to stockholders for re-approval. There have been no material changes to the “performance-based” compensation provisions set forth in the Plan since the Plan was originally approved by stockholders. The Company is submitting the “performance-based” compensation provisions of the Plan for re-approval by stockholders solely to ensure the continued compliance of the Plan under Section 162(m) of the Code.

Proposal

Stockholders are being asked to consider and approve the further amendment and restatement of the Plan, the principal effects of which will be to:

•	increase the maximum number of shares of Common Stock available for issuance under the Plan from 1,500,000 to 2,500,000 shares;

•	increase the maximum number of shares of Common Stock that may be issued pursuant to stock options that are intended to qualify as “incentive stock options” from 1,000,000 to 2,000,000 shares;

•	increase the maximum number of shares of Common Stock that may be issued as restricted stock, performance shares and other stock awards from 600,000 to 1,300,000 shares; and

•	re-approve the “performance-based” compensation provisions of the Plan pursuant to Section 162(m) of the Code.

A complete copy of the Plan, as proposed to be amended and restated in its entirety, is set forth as Appendix A to this Proxy Statement. The summary of the Plan set forth in this Proxy Statement does not purport to be a complete description of all of the material provisions of the Plan, and it is qualified in its entirety by reference to the full text of the Plan attached as Appendix A.

If stockholders vote to approve the amendment and restatement of the Plan as proposed in this Proxy Statement, the Company intends to continue to use stock options, restricted stock, performance shares, and other stock-based compensation as a key component of its compensation program and the Compensation Committee will continue to have the ability to structure awards to qualify as “performance-based” compensation under Section 162(m) of the Code. If the amendment and restatement of the Plan is not approved by stockholders, the Company intends to continue to utilize the shares of Common Stock currently available (together with any additional shares that might become available as a result of future forfeitures, expirations or other terminations of awards under the Plan) for future grants and awards under the Plan, although the Board believes such shares would be inadequate to meet the Company’s needs and would significantly impede the Company’s ability to attract new executives and non-employee Directors and to retain existing executives and non-employee Directors. Since the Plan was last amended and restated in its entirety in 2007 and such amendment and restatement was approved by stockholders, the Company believes it will continue to have the ability to structure awards to qualify as “performance-based” compensation under Section 162(m) of the Code to the extent that shares remain available for future grants.

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Summary of the Plan

The principal terms of the Plan, as proposed to be amended and restated in its entirety, are summarized below. The following summary is qualified in its entirety by the full text of the Plan, which has been attached hereto as Appendix A and has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the SEC and can be reviewed on the SEC’s website at http://www.sec.gov.

Purpose.    The purpose of the Plan is to further the growth and prosperity of the Company and its subsidiaries through the grant of incentive awards to those officers, employees, Directors, and consultants whose past, present and potential contributions to the Company and/or its subsidiaries are or will be important to the success of the Company. The Compensation Committee believes that equity should be a key element of the Company’s total compensation package because equity awards encourage loyalty to the Company and align the interests of officers, employees, consultants, and Directors directly with those of the Company’s stockholders. The amendment and restatement of the Plan will enable the Company to continue to provide these individuals with equity incentives that are competitive with those companies with which the Company competes for talent.

Awards.    The Plan provides for the grant of the following types of incentive awards: (i) nonqualified stock options; (ii) incentive stock options; (iii) restricted stock awards; (iv) performance shares; and (v) stock awards to Outside Directors (as defined in the Plan) in lieu of other forms of Director compensation. The Plan does not include any provisions for the grant or award of deferred stock awards, stock appreciation rights or stock reload options.

Shares Available for Issuance under the Plan.    The Plan authorizes the Company to grant an aggregate of 2,500,000 shares of Common Stock as awards, subject to the following additional restrictions:

•	the maximum number of shares of Common Stock that may be issued to as incentive stock options is 2,000,000 shares;

•	the maximum number of shares of Common Stock that may be issued to all recipients pursuant to all restricted stock, performance shares and stock awards combined is 1,300,000 shares;

•	the maximum number of shares that may be awarded pursuant to stock options to any one individual in any one calendar year is 250,000 shares; and

•	the maximum number of performance shares that may be awarded to any one individual in any one calendar year is 250,000 shares.

The number of shares that can be issued and the number of shares subject to outstanding options will be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of outstanding Common Stock. If shares subject to an option are not issued before the expiration or termination of such option, or if shares subject to a restricted stock award are forfeited, those shares would become available for inclusion in future grants or awards.

Administration.    The Plan is administered by the Compensation Committee of the Board of Directors or such other committee of the Board of Directors that the Board of Directors may designate (the “Committee”). All of the members of the Committee are “non-employee Directors,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; “outside Directors” within the meaning of Section 162(m) of the Code; and “independent” as defined under NYSE rules. The Committee has the authority to (i) interpret the Plan and any awards granted under the Plan, (ii) adopt, alter and repeal administrative rules, guidelines and practices to govern the Plan, and (iii) generally supervise the administration of the plan. With respect to awards granted under the Plan, the Committee:

•	selects persons to receive awards from those eligible;

•	determines the types of awards and the terms and conditions of the awards, including the number of shares of Common Stock covered by such awards; and

•	may alter or amend the terms and conditions of any award.

Eligibility.    All officers, Directors, employees and consultants of the Company and any of the Company’s 50 percent or more owned subsidiaries are eligible to be selected to receive incentive awards under the Plan. Incentive stock options may only be granted to officers and employees of the Company or its 50 percent or more owned subsidiaries.

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Incentive Awards

Set forth below is a brief description of each type of award that can be granted under the Plan.

Stock Options.    The Plan authorizes the Committee to grant options to purchase shares of Common Stock. The Committee determines the number of shares of Common Stock that may be purchased by the recipient over the term of the option, the times at which portions of those shares may be purchased and whether the option is intended to be an incentive stock option or a nonqualified stock option. Any stock option that is granted as an incentive stock option is intended to satisfy the applicable requirements of Section 422 of the Code. The exercise price of all stock options must be at least 100 percent of the fair market value of the Common Stock on the date of grant.

Stock options will become vested in four equal annual installments commencing as of the first anniversary of the date of grant, and generally will expire after ten years from the date of grant, or at such time or times and subject to the terms and conditions to be determined by the Committee. Options may be exercised by giving written notice to the Company specifying the number of shares of Common Stock the participant has elected to purchase and the date on which the participant wishes to exercise the option. The notice must be sent with payment of the full purchase price plus taxes, if applicable. Payment for the purchase price may be made: (i) in cash; (ii) in unrestricted shares of the Company’s Common Stock that have been held by the participant for at least six months; (iii) by cashless exercise through a registered broker/dealer; or (iv) in another form of payment approved by the Committee.

Generally, an incentive award may not be sold, assigned, or otherwise transferred, except by will or the laws of descent and distribution. Upon the grant of any incentive award, the Committee may, in its discretion, establish such other terms, conditions, restrictions and/or limitations governing the grant of such incentive award that are not inconsistent with the Plan.

Unless otherwise determined by the Committee and set forth in the stock option agreement, if the participant’s employment with the Company terminates:

•

by reason of death, then the stock option shall terminate except that the vested portion of such stock option may be exercised by the legal representative of the participant for a period equal to the shorter of (a) one year from the death of the participant, and (b) the expiration of the stated term of the stock option;

•

by reason of disability, then the stock option shall terminate except that the vested portion of such stock option may be exercised by the participant for a period equal to the shorter of (a) one year after termination of employment, and (b) the expiration of the stated term of the stock option;

•

due to normal retirement or the participant is terminated without cause, then the portion of the stock option that has vested on the date of termination of employment may be exercised for a period equal to the shorter of (a) three months (or, in the case of a nonqualified stock option, one year) after termination of employment, and (b) the expiration of the stated term of the stock option; or

•	for any other reason, then the stock option, including any vested portion, shall automatically terminate.

If a participant’s employment with the Company is terminated for any reason whatsoever, and subsequent thereto, such participant accepts employment with a competitor of, or otherwise engages in competition with the Company in violation of any agreement between the participant and the Company, or otherwise engages in specified conduct detrimental to the Company, the Committee may require the participant to return to the Company the economic value received by the participant within the six months preceding termination of employment under any award granted under the Plan.

Restricted Stock Awards.    The Plan also authorizes the Committee to grant awards of restricted stock. Awards of restricted stock consist of shares of Common Stock that are subject to restrictions on transfer and may be forfeited under circumstances deemed appropriate by the Committee. The restriction period in each case may not be less than three years from the date of grant of the award, unless otherwise determined by the Committee at or after the date of grant.

Shares of restricted stock shall be evidenced by a stock certificate registered in the name of the stockholder and shall bear a legend to the effect that ownership of the restricted stock is subject to the restrictions set forth in the Plan and in the award agreement. The Company shall retain all stock certificates representing restricted stock and any distributions made or declared with respect to such restricted stock during the restriction period, and deliver such certificates and distributions at the end of such restriction period.

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Performance Shares.    The Plan also authorizes awards of restricted stock that vest upon the satisfaction of pre-defined corporate performance criteria identified by the Committee and set forth in the award agreement. The performance criteria may consist of specified levels of performance based on the following business criteria (or other criteria established by the Committee): (i) net income; (ii) earnings per share; (iii) operating income; (iv) operating cash flow; (v) earnings before income taxes and depreciation; (vi) earnings before interest, taxes, depreciation and amortization; (vii) increases in operating margins; (viii) reductions in operating expenses; (ix) earnings on sales growth; (x) total stockholder return; (xi) return on equity; (xii) return on total capital; (xiii) return on invested capital; (xiv) return on assets; (xv) economic value added; (xvi) cost reductions and savings; (xvii) increase in surplus; (xviii) productivity improvements; and (xix) the executive’s attainment of personal objectives with respect to any of the foregoing criteria or other criteria that the Committee deems appropriate, such as growth and profitability, customer satisfaction, quality, safety, business development, negotiating transactions, or developing long-term business goals.

Section 162(m) Awards and Performance Measures.    In its discretion, the Committee may grant performance shares that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. In such event, the Committee shall determine the applicable performance period during which performance will be measured and establish the performance goals and performance objectives which must be attained in order for the performance shares to vest.

The performance goals and performance objectives pertaining to any such performance share shall be determined prior to, or reasonably promptly following, the inception of a performance period, but to the extent required by Section 162(m), no later than the earlier of the date that is 90 days after the commencement of the performance period or the day prior to the date on which 25 percent of the performance period has elapsed. Performance goals may include, and be expressed in terms of, any of the following business criteria: (i) net income; (ii) earnings per share; (iii) operating income; (iv) operating cash flow; (v) earnings before income taxes and depreciation; (vi) earnings before interest, taxes, depreciation and amortization; (vii) increases in operating margins; (viii) reductions in operating expenses; (ix) earnings on sales growth; (x) total stockholder return; (xi) return on equity; (xii) return on total capital; (xiii) return on invested capital; (xiv) return on assets; (xv) economic value added; (xvi) cost reductions and savings; (xvii) increase in surplus; (xviii) productivity improvements; and (xix) an executive’s attainment of personal objectives with respect to any of the foregoing criteria or such other criteria as the Committee deems appropriate such as growth and profitability, customer satisfaction, quality, safety, business development, negotiating transactions or developing long-term business goals. A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee, the performance goals will be determined using generally accepted accounting principles consistently applied during a performance period.

A performance share award shall not vest until the Committee has certified in writing, in accordance with the applicable requirements of Section 162(m), that the applicable performance objectives have been attained. No more than 250,000 shares of Common Stock may be subject to performance shares granted to any one individual during any one calendar year period.

Awards to Outside Directors

Retainer.    On June 30 and December 31 of each year during the term of the Plan, each person then serving as an Outside Director will be granted a stock award equal in value to 50 percent of the annual cash retainer otherwise payable to Outside Directors. Outside Directors will receive this award in lieu of any cash payment of the annual retainer. The amount of the annual retainer is determined by the Board of Directors from time to time and is currently $36,000.

New Director Awards.    For new Directors who also qualify as Outside Directors, there is an automatic grant of nonqualified stock options covering the lesser of: (i) 9,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000. Each such nonqualified stock option award shall be subject to vesting and other restrictions as set forth in the Plan.

Annual Awards.    The Plan provides for the automatic grant to each Outside Director, on the date of each annual meeting of stockholders, of a nonqualified stock option to purchase the lesser of: (i) 3,000 shares of Common Stock or (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $33,333. In addition, each year during the term of the Plan, each Outside Director will receive a nonqualified stock option to purchase 325 shares of Common Stock in lieu of any cash-based retirement benefits attributable to his or her service on the Board. Each such nonqualified stock option award described above shall be subject to vesting and other restrictions as set forth in the Plan.

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Other Material Provisions of the Plan

Prohibition on Loans.    The Company may not, directly or indirectly, extend any credit, or arrange for the extension of any credit, in the form of a personal loan to any participant for the purpose of obtaining the benefit of any award under the Plan.

Prohibition against Repricing.    The Plan expressly provides that the exercise price of an outstanding stock option under the Plan may not be decreased after the date of grant, nor may it be surrendered to the Company as consideration for the grant of a new stock option with a lower exercise price, cash or any other equity award.

Amendment.    The Plan generally provides that it may be amended, altered, suspended or discontinued by action of the Board of Directors. However, no amendment or alteration that would impair the rights of a participant under any agreement evidencing an outstanding award may be made without the participant’s consent. In addition, no amendment or alteration that would: (i) repeal the prohibition against repricing; (ii) increase the overall number of shares reserved and available for issuance under the Plan; (iii) increase the limitations specifying the maximum number of awards that may be granted; or (iv) decrease the minimum exercise price of stock options, may be made without stockholder approval.

Term of the Plan.    The Plan became effective on October 24, 2002, and was amended and restated in its entirety at the 2007 Annual Meeting of Stockholders held on April 26, 2007. The proposed amendment and restatement of the Plan will become effective when approved by stockholders. Unless the Plan is earlier terminated in accordance with its provisions, no awards will be made under the Plan after October 24, 2012, but outstanding options and restrictions on restricted stock issued under the Plan may extend beyond that date and the Plan will continue to govern all outstanding awards granted under the Plan.

Change in Control Provisions.    Upon the occurrence of a “Change in Control,” as defined under the Plan, all stock options and other awards outstanding under the Plan will immediately and entirely vest, and the holders of such awards will have the immediate right to exercise such options and receive all shares of Common Stock subject to other awards. Under the Plan, a Change in Control occurs if: (i) a report on Schedule 13D or Schedule 14D-1 is filed with the SEC that states that any person other than the Company or any employee benefit plan sponsored by the Company is the beneficial owner, directly or indirectly, of 50 percent or more of the outstanding voting stock of the Company; (ii) any person acquires 50 percent or more of the outstanding voting stock of the Company through a tender offer or exchange offer; (iii) the Company consummates a merger, consolidation or reorganization with or into any other person after which the holders of 50 percent or more of the outstanding voting stock of the Company prior to such event hold less than 50 percent of the outstanding voting stock of the surviving entity; (iv) the Company consummates a sale, lease, exchange or other transfer of all or substantially all of its assets to any other person after which the holders of 50 percent or more of the outstanding voting stock of the Company prior to such event hold less than 50 percent of the outstanding voting stock of the Company after such event; (v) a transaction is consummated after which any person would be, directly or indirectly, the beneficial owner of more than 50 percent of the outstanding voting stock of the Company; (vi) the stockholders approve a dissolution of the Company; (vii) a majority of the Board of Directors is replaced in any 12-month period without the approval of a majority of the persons who were either serving as Directors at the beginning of the 12-month period or whose election as Directors was approved by such persons; or (viii) any other transaction that a majority of the Board of Directors determines to constitute a Change in Control.

Federal Tax Treatment

Under current federal tax law, the following are the significant federal tax consequences generally arising with respect to incentive awards granted under the Plan. The rules governing incentive awards under the Plan are complex. Therefore, the description of the significant federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Statutory provisions governing the incentive awards granted under the Plan, and the interpretations of statutory provisions, are subject to change, and applications of the provisions may vary in individual circumstances. The tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws. Finally, this description is only based on existing United States laws and regulations, and tax consequences in foreign jurisdictions may vary.

A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant does not dispose of the stock for at least two years from the date on which the option was granted and holds the shares for at least one year after exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

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Although neither the grant nor exercise of an incentive stock option results in taxable income, the exercise of the incentive stock option may result in the imposition of the alternative minimum tax. An optionee generally must include in alternative minimum taxable income in the first tax year in which the optionee’s rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture the amount by which the stock’s fair market value exceeds the option price. The same approach must be used to determine the stock’s basis for minimum tax computations. If the optionee exercises an incentive stock option more than three months after his or her termination of employment due to retirement or more than twelve months after his or her termination of employment due to permanent disability, he or she is deemed to have exercised a non-qualified stock option.

The grant of a nonqualified stock option does not result in taxable income at the time of grant, but the exercise of a nonqualified stock option does result in ordinary taxable income at the time of exercise equal to the excess of the fair market value of shares on the date of exercise over the exercise price of the shares. The Company is entitled to a corresponding deduction for compensation expense in the same amount.

Compensation realized by optionees on the exercise of non-qualified stock options or the disposition of shares acquired upon exercise of any incentive stock options is considered performance-based compensation under the Code and not subject to the $1,000,000 deductibility limit of Section 162(m) of the Code.

A participant who has been granted an incentive award consisting of restricted shares of Common Stock will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture and restrict the transferability of the stock for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The Company will be entitled to a corresponding deduction.

The award of unrestricted shares of Common Stock to an Outside Director will produce immediate tax consequences for both the Outside Director and the Company. The Outside Director will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock distributed to him or her. The Company will receive a corresponding deduction for the same amount.

New Plan Benefits

All grants under the Plan, other than automatic grants to Outside Directors, will be made at the discretion of the Committee and, accordingly, are not yet determinable. The value of any benefits awarded under the Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates and the exercise decisions made by the recipients of incentive awards. As a result, it is not possible to determine the benefits or amounts that might be received by participants receiving awards under the Plan.

Other Information

The closing price of the Company’s Common Stock reported on the New York Stock Exchange for February 27, 2009 was $2.80 per share.

Board Recommendation; Required Vote

The Board of Directors believes that the amendment and restatement of the Plan is in the best interests of the Company and its stockholders as it will (i) promote the interests of the Company and the stockholders, (ii) continue to enable to the Company to attract, retain and reward persons important to the Company’s success, and (iii) provide incentives based on the attainment of corporate objectives and increases in stockholder value.

All members of the Board of Directors are eligible for awards under the Plan and thus have a personal interest in the approval of the proposed amendment.

It is the intention of the proxy committee to vote all shares for which valid proxies are received “FOR” the proposal, unless instructed to the contrary. This proposal is expressly subject to stockholder approval and will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the proposal; provided that the total number of votes cast represents over 50 percent in interest of all securities entitled to vote on the proposal (as required by the rules of the NYSE).

        The Board of Directors recommends that stockholders vote “FOR” approval of the proposal to amend and restate the plan in its entirety.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of PricewaterhouseCoopers LLP (“PwC”) has audited the consolidated financial statements of Lydall for several years, and the Audit Review Committee desires to continue the services of this firm for the current fiscal year. The Audit Review Committee has, therefore, appointed PwC to serve as independent auditors to conduct an audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2009. Representatives of PwC are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and are expected to be available to respond to appropriate questions.

Appointment of the Company’s independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Audit Review Committee has recommended that the Board of Directors submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Review Committee will reconsider whether to retain PwC, and may retain that firm, or another, without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Review Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2009.

Principal Fees and Services

The following table presents fees for professional audit services for the audit of the Company’s annual consolidated financial statements for fiscal years ended December 31, 2008 and December 31, 2007, and fees for other services rendered by PricewaterhouseCoopers LLP (“PwC”) during those periods:

Fee Category:	Fiscal 2008	% of Total	Fiscal 2007		% of Total
Audit fees	$1,161,000	81.1%	$1,317,500	(1)	84.9%
Audit-related fees	—	—	58,000		3.7%
Tax fees	271,000	18.9%	176,800		11.4%
All other fees	—	—	—		—
Total Fees	$1,432,000	100%	$1,552,300		100%

(1)

The fiscal 2007 “Audit Fees” originally reported in last year’s Proxy Statement increased by $62,500 due to a final billing in April 2008 from PwC related to incremental efforts in completing their 2007 audit procedures in the amount of $37,500 and the impact of fluctuations in foreign currency rates in the amount of $25,000.

Audit fees are related to services rendered in connection with the annual audit of the Company’s consolidated financial statements, including Sarbanes-Oxley Section 404 controls testing, the quarterly reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and international statutory audits. The majority of the work was performed by full-time, permanent employees of PwC. Audit-related fees in 2008 consisted primarily of consultation concerning accounting and financial reporting standards. Tax fees consisted primarily of tax compliance and advisory services. These services consisted of fees billed for professional services related to federal, state, local and international tax compliance. No portion of these fees was related to system design or implementation services.

All of the services described above were approved by the Audit Review Committee pursuant to the Securities and Exchange Commission rules that require audit committee pre-approval of audit and non-audit services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Review Committee is required. The Audit Review Committee reviews these requests and advises management and the independent auditors if the Audit Review Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Review Committee the actual spending for such projects and services as compared with the approved amounts. The Audit Review Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee or Chairperson of the Audit Review Committee, provided that any such pre-approvals are reported at the next Audit Review Committee meeting.

The Audit Review Committee has considered whether the services provided by PwC, other than audit services, are compatible with maintaining that firm’s independence and has concluded that PwC is independent.

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REPORT OF THE AUDIT REVIEW COMMITTEE

The Audit Review Committee (the “Committee”) operates under a written Charter adopted and approved by the Board. The Charter, which defines the functions of the Committee, is reviewed annually and was last revised on December 9, 2008. A link to the Committee’s charter can be found on www.lydall.com.

During 2008, all Directors who served on the Committee were “independent” for purposes of the NYSE’s listing standards. The Board of Directors has determined that none of the Committee members has a relationship with the Company that may interfere with his/her independence from the Company and its management, and that each member is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Periodically, the Committee meets with management to consider the adequacy of the Company’s internal controls and the objectivity and appropriateness of its financial reporting. The Committee also discusses these matters with PwC, the Company’s independent auditors, appropriate Company financial personnel, and internal auditors, both separately and jointly. Independent and internal auditors of the Company have unrestricted access to the Committee.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent auditors audit the annual financial statements prepared by management; express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America; and discuss with the Committee the Company’s significant accounting policies, accounting estimates and management judgments reflected in the financial statements, audit adjustments arising from the audit, and other matters in accordance with Statement on Auditing Standards No. 61, “Communications with the Audit Committee.”

This year, the Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2008, and met with both management and PwC to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. PwC has reported to the Committee that such financial statements, present fairly, in all material respects, the financial position, results of operations, and cash flows of the Company in accordance with accounting principles generally accepted in the United States of America.

At each regularly scheduled Committee meeting during 2008, the Committee monitored and discussed with management and PwC the status of the Company’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The Committee also reviewed and discussed with management and PwC, management’s and PwC’s report and attestation on internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Committee has received from, and discussed with, PwC the written disclosure and the letter required by the Public Company Accounting Oversight Board relating to that firm’s independence from the Company.

Based on management’s representation that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and on PwC’s report on such financial statements, the Committee has recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Kathleen Burdett, Chairperson

Matthew T. Farrell

Suzanne Hammett

S. Carl Soderstrom, Jr.

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APPENDIX A

AMENDED AND RESTATED LYDALL 2003 STOCK INCENTIVE COMPENSATION PLAN

PURPOSE

Purpose.    The purpose of the Lydall 2003 Stock Incentive Compensation Plan (the “Plan”) is to further the growth and prosperity of the Company and its Subsidiaries by enabling the Company to offer incentive awards to its employees, officers, Directors and consultants, whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company. The various types of long-term incentive awards that may be provided under the Plan are designed to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

ADMINISTRATION

Committee Membership.    The Plan shall be administered by the Committee, the members of which shall be “Non-Employee Directors” as defined in Rule 16b-3 promulgated under the Exchange Act, and “Outside Directors” within the meaning of Section 162(m) of the Code. In addition, the members of the Committee shall satisfy the independence requirements of the New York Stock Exchange.

Powers of the Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options; (ii) Restricted Stock; (iii) Performance Shares; and/or (iv) Stock Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

to select the officers, employees, Directors and consultants of the Company or any Subsidiary to whom Stock Options, Restricted Stock, Performance Shares, and/or Stock Awards may from time to time be awarded hereunder;

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the number of shares, exercise price or types of consideration paid upon exercise of a Stock Option, such as other securities of the Company or other property, any restrictions or limitations on an award, such as performance criteria, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

to determine the Performance Goals, Performance Objectives and Performance Period for any grant of Performance Shares or the performance criteria or other factors which need to be attained for the vesting of an award granted hereunder, and to determine whether the Performance Objectives, performance criteria or other factors have been satisfied; and

to alter or amend the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any such alteration or amendment that would alter the terms and conditions of an Incentive Stock Option so as to convert it into a Nonqualified Stock Option); provided, however, that no such alteration or amendment that would impair the rights of a Holder under any Agreement theretofore entered into hereunder may be made by the Committee without the Holder’s consent.

Notwithstanding the foregoing, the Committee shall not have the power or authority to make or amend any award or interpret the Plan or any Agreement in any manner that would violate the prohibition on repricing in Section 2.5 hereof or the prohibition on extensions of credit in Section 2.6 hereof.

Interpretation of Plan.

Committee Authority.    Subject to Article IX below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.

Incentive Stock Options.    No term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

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Delegation by Committee.    Except to the extent prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided, however, that the Committee shall not delegate its responsibility with respect to: (i) any award to any Director or executive officer of the Company; (ii) any award intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code; or (iii) the certification as to the satisfaction of any performance criteria in accordance with Section 162(m) of the Code. Any allocation or delegation of responsibilities or powers may be revoked by the Committee at any time.

Prohibition Against Repricing.    The exercise price of an outstanding Option granted under the Plan may not be decreased after the date of grant, nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price, payment of cash, or grant of any other equity award, except as provided in Section 3.3 hereof (relating to the adjustment of awards upon changes in the capitalization of the Company).

Prohibition Against Loans.    Anything in the Plan to the contrary notwithstanding, neither the Company nor any Subsidiary shall, directly or indirectly, extend any credit, or arrange for the extension of any credit, in the form of a personal loan to any officer, employee, Director or consultant of the Company or any Subsidiary for the purpose of obtaining the benefits of any award under the Plan.

STOCK SUBJECT TO PLAN

Number of Shares.    The total number of shares of Common Stock reserved and available for issuance under the Plan is 2,500,000 shares of Common Stock, subject to adjustment as provided in Section 3.3 below. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Restricted Stock or Performance Shares are forfeited or any award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

Additional Restrictions.    Subject to the provisions of Section 3.3 below, the following additional maximums are imposed under the Plan:

The maximum number of shares of Common Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 2,000,000 shares;

The maximum number of shares of Common Stock that may be covered by awards granted to any one individual under Article V (relating to Stock Options) shall be 250,000 shares during any one calendar-year period; and

For any award of Restricted Stock or Performance Shares that are intended to be “performance based compensation” (as that term is used for purposes of §162(m) of the Code), no more than 250,000 shares of Common Stock may be subject to such awards granted to any one individual during any one calendar year period.

The maximum number of shares of Common Stock that may be issued as Restricted Stock, Performance Shares and Stock Awards combined shall be 1,300,000 shares.

Adjustment Upon Changes in Capitalization, Etc.    In the event of any dividend payable in shares of Common Stock, or any stock split or reverse stock split of the Common Stock, any then outstanding awards granted under the Plan shall be appropriately adjusted in such a manner as to preserve the economic benefits or potential economic benefits of such awards and the aggregate number of shares of Common Stock then reserved for issuance under the Plan, or permitted to be issued under various types of awards as provided in Section 3.2 hereof, shall be similarly adjusted. In the event of any merger, reorganization, consolidation, dividend (other than a cash dividend or a stock dividend covered by the preceding sentence) payable on shares of Common Stock, combination or exchange of shares, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award or the aggregate number of shares of Common Stock then reserved for issuance under the Plan. Any such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

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ELIGIBILITY

General.    Awards may be made or granted to employees, officers, Directors and consultants, whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, to give them an opportunity to acquire a proprietary interest in the Company.

Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

STOCK OPTIONS

Grant and Exercise.    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Nonqualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

Terms and Conditions.    Stock Options granted under the Plan shall be subject to the following terms and conditions:

Option Term.    The term of each Stock Option shall be fixed by the Committee; provided, however, that a Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a “10 percent stockholder”)).

Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100 percent of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10 percent stockholder shall not be less than 110 percent of the Fair Market Value on the date of grant.

Exercisability.    Stock Options shall be exercisable in four equal annual installments commencing as of the first anniversary of the date of grant or at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Article VIII, below. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine, on a case by case basis.

Method of Exercise.    Subject to whatever installment exercise and vesting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by:

a cash payment equal to the aggregate exercise price;

Mature Shares having a Fair Market Value equal to the aggregate exercise price;

an election to make a cashless exercise through a registered broker-dealer; and/or any other form of payment which is acceptable to the Committee.

Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Mature Shares shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. Such payments shall be made by physical delivery of stock certificates in negotiable form (or, in the discretion of the Committee, by electronic delivery in any manner acceptable to the Committee) that is effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Payments in the form of a cashless exercise shall be made by authorizing a third-party broker-dealer to sell all or a portion of the shares of Common Stock acquired upon exercise of the Option, and to remit to the Company a sufficient portion of the sale proceeds to pay the aggregate exercise price and any applicable tax withholding resulting from such

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exercise. Unless otherwise determined by the Committee at or after the time of grant, the Company shall not issue any shares of Common Stock acquired upon the cashless exercise of an Option until the Holder or the third-party broker-dealer shall deliver (or cause to be delivered) to the Company the aggregate exercise price and any applicable tax withholding amount. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Transferability.    No Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

Termination by Reason of Death.    Subject to the provisions of Section 11.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on or prior to the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

Termination by Reason of Disability.    Subject to the provisions of Section 11.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on or prior to the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

Other Termination.    Subject to the provisions of Section 11.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on or prior to the date of termination of employment may be exercised for the lesser of three months (or, in the case of a Nonqualified Stock Option, one year) after termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) of the shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

RESTRICTED STOCK

Grant.    Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan and may be in the form of Performance Shares. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the duration of the Restriction Period, variances to the vesting schedule and rights to acceleration thereof, performance criteria (if any) and all other terms and conditions of the awards.

Terms and Conditions.    Each award of Restricted Stock shall be subject to the following terms and conditions:

Certificates.    Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement.

Rights of Holder.    Shares of Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder shall have the right to vote such shares of Restricted Stock and to exercise all other rights,

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powers and privileges of a holder of Common Stock with respect to such shares of Restricted Stock, except that: (i) the Holder shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company shall retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock, subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock, until such time, if ever, as the Restricted Stock shall have become vested and the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions shall cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

Vesting; Forfeiture.    Upon the expiration of the Restriction Period with respect to any shares of Restricted Stock, and the satisfaction of any other applicable restrictions, terms and conditions set forth in the applicable Agreement: (i) such shares of Restricted Stock shall become vested and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested. Any shares of Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited. Subject to the terms of Article VIII below, the Restriction Period shall not be less than three years, unless otherwise determined by the Committee at or after the date of grant.

Performance Shares.    The Committee may, in its sole discretion, grant Performance Shares which are restricted by corporate performance criteria identified by the Committee and set forth in the Agreement. If the Performance Shares are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code:

The Committee shall determine the applicable Performance Period and establish objective Performance Goals and Performance Objectives for such Performance Period prior to, or reasonably promptly following, the inception of a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than the date that is the earlier of ninety days after the commencement of the Performance Period and the day prior to the date on which 25 percent of the Performance Period has elapsed; and

Following the completion of each Performance Period, the Committee shall certify in writing, in accordance with the requirements of Section 162(m) of the Code to the extent applicable, whether the Performance Objectives and other material terms of the award of Performance Shares have been achieved or not. Unless the Committee otherwise determines, the Performance Shares shall not vest until the Committee makes the certification specified in this Section 6.3 (b).

AUTOMATIC AWARDS TO OUTSIDE DIRECTORS

Stock Awards to Outside Directors in Lieu of Annual Cash Retainers.    On June 30 and December 31 of each year during the term of the Plan, each person then serving as an Outside Director of the Company shall automatically receive a Stock Award consisting of that number of whole shares of Common Stock obtained by dividing 50 percent of the Annual Cash Retainer Amount then in effect by the Fair Market Value of a share of Common Stock as of the date of grant, in each case rounded upward to the nearest number of whole shares. The Stock Award contemplated by this Section 7.1 shall be granted in lieu of any annual cash retainer otherwise payable to Outside Directors. No automatic awards, however, will be made prior to stockholder approval of the Plan.

Nonqualified Stock Options Granted to Outside Directors in Lieu of Cash-Based Retirement Benefits.

On the date of the Annual Meeting of each year during the term of the Plan, each person then serving as an Outside Director of the Company shall automatically receive a Nonqualified Stock Option to purchase 325 shares of Common Stock. No automatic awards, however, will be made prior to stockholder approval of the Plan.

The exercise price per share of Common Stock under a Nonqualified Stock Option granted under this Section 7.2 shall be the Fair Market Value of a share of Common Stock as of the date each such Nonqualified Stock Option is granted.

Each Nonqualified Stock Option granted under this Section 7.2 shall become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and shall be exercisable until the earlier of ten years from the date of grant or the expiration of the three-year period provided in paragraph (d) below.

Whenever a recipient of a Nonqualified Stock Option granted under this Section 7.2 ceases to be a Director of the Company for any reason whatsoever, all outstanding Nonqualified Stock Options granted under this Section 7.2, then held by such person, shall continue to vest and be exercisable in whole or in part for a period of three years from the date on which

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such person ceases to be a Director of the Company; provided, however, that, in no event, shall any such Nonqualified Stock Option be exercisable beyond the ten-year term of the Option specified in paragraph (c) above.

Each Nonqualified Stock Option granted under this Section 7.2 shall be subject to the provisions of Section 5.2(d) and (e) hereof.

Additional Automatic Awards to Directors.

Effective as of the close of business on the day on which the Annual Meeting of Stockholders of the Company is held, each person then serving as an Outside Director of the Company shall automatically receive a Nonqualified Stock Option covering the lesser of 3,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $33,333. Each person who is first elected a Director of the Company after the Effective Date of the Plan, and who qualifies as an Outside Director, also shall be granted, automatically upon such election, a Nonqualified Stock Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000.

The exercise price per share of Common Stock under a Nonqualified Stock Option granted under this Section 7.3 shall be the Fair Market Value of a share of Common Stock as of the date each such Nonqualified Stock Option is granted.

Each Nonqualified Stock Option granted under this Section 7.3 shall become exercisable in four equal annual installments commencing as of the first anniversary of the date of grant, provided the Holder of such Nonqualified Stock Option is a Director of the Company on such anniversary, and shall be exercisable until the earlier of ten years from the date of grant or the expiration of the applicable period specified in paragraph (d) or (e) below.

Each Nonqualified Stock Option granted under this Section 7.3 to an Outside Director of the Company shall terminate if and when the optionee shall cease to serve as a Director of the Company, except as follows:

If the optionee has continuously served as a Director of the Company for at least one year from the date of grant of a Nonqualified Stock Option and dies (x) while serving as a Director of the Company or (y) during any period after having ceased to be a Director when the Nonqualified Stock Option would otherwise be exercisable under subparagraph (ii) below, the Nonqualified Stock Option theretofore granted to such person may be exercised by a representative of such person’s estate; provided that such Nonqualified Stock Option may be exercised only within six months after the date of death and prior to the expiration date specified in such Nonqualified Stock Option;

If the optionee ceases for any reason (other than death) to be a Director of the Company subsequent to one year from the date of grant, such Nonqualified Stock Option may be exercised within three months from the date of such cessation and prior to the expiration date specified in such Nonqualified Stock Option; and

No Nonqualified Stock Option may be exercised for more than the number of shares for which the optionee might have exercised such Option at the time such optionee ceased for any reason to be a Director of the Company.

Each Nonqualified Stock Option granted under this Section 7.3 shall be subject to the provisions of Section 5.2(d) and (e) hereof.

ACCELERATED VESTING & BUYOUT OF AWARDS UPON A CHANGE IN CONTROL

Accelerated Vesting and Exercisability.    Upon the occurrence of a Change in Control of the Company, the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards shall immediately and entirely vest, and (except as provided in Section 8.2 below) the respective Holders thereof shall have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards.

Buyout of Awards in Connection with Certain Transactions.    Upon the occurrence of a Change in Control of the Company, the Committee may require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Transaction Value of such award.

Definition of “Change in Control.”    For purposes of this Article VIII, a “Change in Control” of the Company shall mean the occurrence, after the Effective Date of the Plan, of any of the following events:

a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Securities and Exchange Commission pursuant to the Exchange Act and that report discloses that any person (within the

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meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 50 percent or more of the outstanding voting stock of the Company;

any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any voting stock of the Company (or any securities convertible into voting stock of the Company) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 50 percent or more of the outstanding voting stock of the Company;

the consummation of: (i) a merger, consolidation or reorganization of the Company with or into any other person if, as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then outstanding securities of such other person immediately after such merger, consolidation or reorganization is held in the aggregate by the holders of voting stock of the Company immediately prior to such merger, consolidation or reorganization; (ii) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company and its consolidated subsidiaries to any other person if, as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then outstanding securities of such other person immediately after such sale, lease, exchange or other transfer is held in the aggregate by the holders of voting stock of the Company immediately prior to such sale, lease, exchange or other transfer; or (iii) a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding voting stock of the Company;

the stockholders of the Company approve the dissolution of the Company; or

during any period of twelve consecutive months, the individuals who at the beginning of that period constituted the Board shall cease to constitute a majority of the Board, unless the election, or the nomination for election by the Company’s stockholders, of each Director of the Company first elected during such period was approved by a vote of at least a majority of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period; or

the consummation of any other transaction which a majority of the Board determines to constitute a change in control of the Company.

AMENDMENT AND TERMINATION

The Board may at any time, and from time to time, alter, amend, suspend or discontinue the Plan or any provision of the Plan; provided, however, that: (a) no alteration, amendment, suspension or discontinuance that would impair the rights of a Holder under any Agreement theretofore entered into hereunder shall be made without the Holder’s consent and (b) no alteration or amendment that would: (i) repeal the prohibition against repricing set forth in Section 2.5; (ii) increase the overall number of shares reserved and available for issuance under the Plan set forth in Section 3.1; (iii) increase the maximum share limitations set forth in Section 3.2; or (iv) decrease the minimum exercise price of Stock Options set forth in Section 5.2(b), shall be made without the approval of the Company’s stockholders.

TERM OF PLAN

Effective Date.    The Plan shall be effective as of October 24, 2002 (the “Effective Date”), subject to the approval of the Plan by the Company’s stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

Termination Date.    Unless earlier terminated by the Board, this Plan shall continue to remain in effect for a period of ten years from the Effective Date; provided that the Plan shall continue to govern all outstanding awards until the awards themselves terminate in accordance with their terms.

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GENERAL PROVISIONS

Written Agreements.    Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder. All Agreements shall be in writing and may be executed in any legally enforceable manner, including by electronic means. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten days after the Agreement has been delivered to the Holder for his or her execution.

Unfunded Status of Plan.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

Employees.

Competition; Interference; Solicitation; Disclosure of Confidential Information.    If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever and, subsequent thereto, such Holder: (i) accepts employment with a competitor of, or otherwise engages in competition with, the Company in violation of any agreement between the Holder and the Company; (ii) induces or encourages any employee of the Company to terminate his or her employment with the Company, in violation of any agreement between the Holder and the Company; (iii) solicits, induces, or encourages any person or entity which is a supplier of, a purchaser from, or a contracting party with, the Company to terminate any written or oral agreement, order or understanding with the Company or to conduct business in a way that results in an adverse impact on the Company in violation of any agreement between the Holder and the Company; or (iv) discloses to anyone outside the Company, or uses any confidential information or other property (including, but not limited to, intellectual property) of the Company in violation of the Company’s written policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the Economic Value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. The “Economic Value” shall mean the amount reportable by the Holder as taxable compensation for federal income tax purposes with respect to such award (for awards other than Incentive Stock Options) and, in the case of an Incentive Stock Option, the amount that would have been reportable by the Holder as taxable compensation for federal income tax purposes with respect to such award if such Incentive Stock Option had been a Nonqualified Stock Option.

Termination for Cause.    The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the Economic Value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated.

No Right of Employment.    Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder, who is an employee of the Company or any Subsidiary, any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

Investment Representations; Company Policy.    The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to, and agree with, the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

Additional Incentive Arrangements.    Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

Withholding Taxes.    Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations

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may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

Governing Law.    The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

Other Benefit Plans.    Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

Non-Transferability.    Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

Applicable Laws.    The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to: (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

Conflicts.    If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

Non-Registered Stock.    The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the NASDAQ National Market and NASDAQ SmallCap Market.

Right of Off-Set.    To the extent permitted by law, the Company or the Holder’s employer (if not the Company) shall have the right to deduct from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary, under the Plan or any Agreement entered into hereunder, any amounts due and owing to the Company or the Holder’s employer, as the case may be, from the Holder.

DEFINITIONS

Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below:

“Agreement” shall mean the agreement between the Company and a Holder setting forth the terms and conditions of an award under the Plan.

“Annual Cash Retainer Amount” shall mean the annual cash retainer that would (but for the provisions of Section 7.1 hereof) otherwise be payable to each Outside Director for each full year of service as an Outside Director. The exact amount of the Annual Cash Retainer Amount shall be determined by the Board.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 8.3 hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

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“Committee” shall mean the Compensation and Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

“Common Stock” means the Common Stock of the Company, par value $.10 per share.

“Company” shall mean Lydall, Inc., a corporation organized and existing under the laws of the State of Delaware.

“Director” shall mean a member of the Board.

“Disability” shall mean physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

“Economic Value” shall have the meaning set forth in Section 11.3(a) hereof.

“Effective Date” shall have the meaning set forth in Section 10.1 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value,” when used in reference to a share of Common Stock as of a particular date (such as the date of grant or the date of exercise of an award under the Plan), means the fair value per share of Common Stock as of such date, determined in accordance with the following procedures:

if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, then the fair value per share of the Common Stock shall be the last sale price per share of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or NASDAQ, as the case may be;

if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, then the fair value per share of the Common Stock shall be the closing bid price per share for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and

if the fair value per share of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, then the fair value per share of the Common Stock shall be determined by the Committee in good faith.

“Holder” shall mean a person who has received an award under the Plan.

“Incentive Stock Option” shall mean any Stock Option intended to be designated as, and meeting the requirements of, an “incentive stock option” within the meaning of Section 422 of the Code.

“Mature Shares” shall mean shares of Common Stock that have been held by the Holder for at least six months.

“Nonqualified Stock Option” shall mean any Stock Option that is not an Incentive Stock Option, including, from and after the date an Incentive Stock Option ceases to qualify as such, any Incentive Stock Option that ceases to qualify as an Incentive Stock Option.

“Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after age 65.

“Outside Director” shall mean a Director who, as of the close of business on the date of grant of any award hereunder, is not an employee of the Company or any Subsidiary.

“Parent” shall mean any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

“Performance Goals” shall mean (and may be expressed in terms of) any of the following business criteria: (i) net income; (ii) earnings per share; (iii) operating income; (iv) operating cash flow; (v) earnings before income taxes and depreciation; (vi) earnings before interest, taxes, depreciation and amortization; (vii) increases in operating margins; (viii) reductions in operating expenses; (ix) earnings on sales growth; (x) total stockholder return; (xi) return on equity; (xii) return on total capital; (xiii) return on invested capital; (xiv) return on assets; (xv) economic value added; (xvi) cost reductions and savings; (xvii) increase in surplus; (xviii) productivity improvements; or (xix) an executive’s attainment of personal objectives with respect to any of the foregoing criteria or such other criteria as the Committee deems appropriate such as growth and profitability, customer satisfaction, quality, safety, business development, negotiating transactions or developing long-term business goals. A Performance Goal may be measured over a Performance Period on a periodic,

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annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee, the Performance Goals will be determined using generally accepted accounting principles consistently applied during a Performance Period.

“Performance Objective” means the level or levels of performance required to be attained with respect to specified Performance Goals in order for any award of Performance Shares to vest.

“Performance Period” means the calendar year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a Holder’s entitlement to vesting of any Performance Shares.

“Performance Shares” shall mean shares of Restricted Stock that are subject to restriction based on achievement of pre-defined corporate performance criteria.

“Plan” shall mean the Lydall 2003 Stock Incentive Compensation Plan, as amended from time to time.

“Restricted Stock” shall mean shares of Common Stock, received under an award made pursuant to Article VI hereof, that are subject to restrictions under Article VI.

“Restriction Period” shall mean the period of time during which an award of Restricted Stock is subject to forfeiture.

“Retained Distributions” shall mean all distributions, including regular cash dividends and other cash equivalent distributions, made or declared with respect to an award of Restricted Stock.

“Stock Award” shall mean an award of shares of Common Stock to an Outside Director pursuant to Section 7.1 hereof.

“Stock Option” or “Option” shall mean an option to purchase shares of Common Stock which is granted pursuant to the Plan.

“Subsidiary” shall mean any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

“Transaction Value” shall mean the Fair Market Value of a share of Common Stock as of the date of repurchase, in the event the award to be repurchased under Section 8.2 hereof is comprised of shares of Common Stock, and the difference between Fair Market Value per share and the exercise price (if lower than Fair Market Value) in the event the award is a Stock Option; in each case, multiplied by the number of shares subject to the award.

# # # # # # #

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LYDALL, INC.

ONE COLONIAL ROAD

P.O. BOX 151

MANCHESTER, CT 06045-0151

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

LYDAL1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LYDALL, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote on Directors
1.	Electing eight Directors to serve until the next Annual Meeting of Stockholders to be held in 2010;	☐	☐	☐
NOMINEES:
01) Dale G. Barnhart		05) Marc T. Giles
02) Kathleen Burdett		06) William D. Gurley
03) W. Leslie Duffy, Esq.		07) Suzanne Hammett
04) Matthew T. Farrell		08) S. Carl Soderstrom, Jr.

Vote on Proposals		For	Against	Abstain

2.	Amending and Restating the Lydall 2003 Stock Incentive Compensation Plan to increase the maximum number of shares of Common Stock available for issuance under the Plan and to re-approve the performance measures set forth in the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended;	☐	☐	☐

3.	Ratifying the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2009; and	☐	☐	☐
4.	Transacting any other business that may properly come before the meeting.

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE THESE SHARES VOTED.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

LYDALL, INC.

April 24, 2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

☐ Please detach along perforated line and mail in the envelope provided ☐

LYDAL2

PROXY

LYDALL, INC.

The undersigned hereby appoints Kathleen Burdett, W. Leslie Duffy, Esq., and Dale G. Barnhart, or any one of them, with full power of substitution, as attorneys and proxies, to vote all shares of stock of Lydall, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Cheney Hall, 177 Hartford Road, Manchester, Connecticut on April 24, 2009 at 9:00 a.m. E. T. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement and instructs its attorneys and proxies to vote as set forth on this Proxy, and in their discretion, on any other matters properly coming before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(To be signed on reverse side)